                                                                   EXHIBIT 10(c)





                                OHM CORPORATION

                            RETIREMENT SAVINGS PLAN

                              Amended and Restated
                                     as of
                                January 1, 1994

                               TABLE OF CONTENTS

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ARTICLE 1  DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

ARTICLE 2  PARTICIPATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         2.1     Eligibility to Participate . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         2.2     Commencement of Participation  . . . . . . . . . . . . . . . . . . . . . . . .  13
         2.3     Exclusions from Participation  . . . . . . . . . . . . . . . . . . . . . . . .  14
         2.4     Reemployment Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

ARTICLE 3  BEFORE-TAX AND AFTER-TAX CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . .  16
         3.1     Amount of Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         3.2     Payments to Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         3.3     Changes in Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         3.4     Suspension and Resumption of Contributions . . . . . . . . . . . . . . . . . .  18
         3.5     Excess Deferrals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         3.6     Excess Before-Tax Contributions  . . . . . . . . . . . . . . . . . . . . . . .  20
         3.7     Excess Matching and After-Tax Contributions  . . . . . . . . . . . . . . . . .  24
         3.8     Multiple Use of the Alternative Limitation . . . . . . . . . . . . . . . . . .  28
         3.9     Monitoring Procedures  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         3.10  Rollover Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

ARTICLE 4  EMPLOYER CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         4.1     Amount of Matching Employer Contributions  . . . . . . . . . . . . . . . . . .  32
         4.2     Time of Matching Employer Contributions  . . . . . . . . . . . . . . . . . . .  32
         4.3     Allocation of Matching Employer Contributions  . . . . . . . . . . . . . . . .  33
         4.4     Amount of Profit Sharing Contributions . . . . . . . . . . . . . . . . . . . .  35
         4.5     Time of Profit Sharing Contributions . . . . . . . . . . . . . . . . . . . . .  36
         4.6     Allocation of Profit Sharing Contributions . . . . . . . . . . . . . . . . . .  36
         4.7     Classification of Employer Contributions . . . . . . . . . . . . . . . . . . .  36
         4.8     Return of Contributions to the Employer  . . . . . . . . . . . . . . . . . . .  36
         4.9     Limitation on Allocations  . . . . . . . . . . . . . . . . . . . . . . . . . .  37

ARTICLE 5  INVESTMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         5.1     Investment Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         5.2     Account; Sub-Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         5.3     Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         5.4     Valuation of Investment Funds  . . . . . . . . . . . . . . . . . . . . . . . .  38
         5.5     Investment Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         5.6     Change of Investment Option  . . . . . . . . . . . . . . . . . . . . . . . . .  41
         5.7     Directions to Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         5.8     No Guarantee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41

ARTICLE 6  VESTING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         6.1     Determination of Vested Interest . . . . . . . . . . . . . . . . . . . . . . .  42
         6.2     Forfeiture of Nonvested Amounts  . . . . . . . . . . . . . . . . . . . . . . .  42
         6.3     Allocation of Forfeited Amounts  . . . . . . . . . . . . . . . . . . . . . . .  43
         6.4     Unclaimed Distribution . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         6.5     Reemployment Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . .  44

ARTICLE 7  DISTRIBUTIONS TO PARTICIPANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         7.1     Timing of Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
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                                      i

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         7.2     Form of Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         7.3     Direct Rollover Provisions . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         7.4     Withdrawal of Contributions  . . . . . . . . . . . . . . . . . . . . . . . . .  48
         7.5     Reemployment of Participant  . . . . . . . . . . . . . . . . . . . . . . . . .  49
         7.6     Order of Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         7.7     Valuation of Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         7.8     Loans to Participants  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         7.9     Distributions upon Plan Termination or Sale of Assets or a Subsidiary  . . . .  52
         7.10    Restrictions on Distributions  . . . . . . . . . . . . . . . . . . . . . . . .  55

ARTICLE 8  DISTRIBUTIONS TO BENEFICIARIES . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         8.1     Designation of Beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         8.2     Consent of Spouse Required . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         8.3     Failure to Designate Beneficiary . . . . . . . . . . . . . . . . . . . . . . .  56
         8.4     Distributions to Beneficiaries . . . . . . . . . . . . . . . . . . . . . . . .  56
         8.5     Form of Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         8.6     Restrictions on Distributions  . . . . . . . . . . . . . . . . . . . . . . . .  58
         8.7     Direct Rollover Provisions . . . . . . . . . . . . . . . . . . . . . . . . . .  58

ARTICLE 9  RULES REGARDING COMPANY STOCK  . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         9.1     Voting Company Stock   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         9.2     Sale of Company Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         9.3     Tender Offer for Company Stock . . . . . . . . . . . . . . . . . . . . . . . .  60

ARTICLE 10  ADMINISTRATION OF THE PLAN AND TRUST AGREEMENT  . . . . . . . . . . . . . . . . . .  61
         10.1    Appointment of Committee Members . . . . . . . . . . . . . . . . . . . . . . .  61
         10.2    Officers and Employees of the Committee  . . . . . . . . . . . . . . . . . . .  62
         10.3    Action of the Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         10.4    Expenses and Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         10.5    General Powers and Duties of the Committee . . . . . . . . . . . . . . . . . .  63
         10.6    Specific Powers and Duties of the Committee  . . . . . . . . . . . . . . . . .  63
         10.7    Allocation of Fiduciary Responsibility . . . . . . . . . . . . . . . . . . . .  64
         10.8    Information to be Submitted to the Committee . . . . . . . . . . . . . . . . .  65
         10.9    Notices, Statements and Reports  . . . . . . . . . . . . . . . . . . . . . . .  65
         10.10   Claims Procedure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         10.11   Service of Process . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
         10.12   Correction of Participants' Accounts . . . . . . . . . . . . . . . . . . . . .  68
         10.13   Payment to Minors or Persons Under
                    Legal Disability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
         10.14   Uniform Application of Rules and Policies  . . . . . . . . . . . . . . . . . .  69
         10.15   Funding Policy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         10.16   The Trust Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         10.17   Investment Managers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69

ARTICLE 11  LIMITATIONS ON ALLOCATIONS TO
                 PARTICIPANTS' ACCOUNTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
         11.1    Priority over Other Allocation Provisions  . . . . . . . . . . . . . . . . . .  71
         11.2    Definitions Used in this Article . . . . . . . . . . . . . . . . . . . . . . .  71
         11.3    General Limitation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
         11.4    Excess Allocations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
         11.5    Aggregate Benefit Limitation . . . . . . . . . . . . . . . . . . . . . . . . .  81
         11.6    Aggregation of Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82

                                      ii

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ARTICLE 12  RESTRICTIONS ON DISTRIBUTIONS TO
                 PARTICIPANTS AND BENEFICIARIES . . . . . . . . . . . . . . . . . . . . . . . .  82
         12.1    Priority over Other Distribution Provisions  . . . . . . . . . . . . . . . . .  82
         12.2    Restrictions on Commencement of Distributions  . . . . . . . . . . . . . . . .  82
         12.3    Restrictions on Delay of Distributions . . . . . . . . . . . . . . . . . . . .  82
         12.4    Limitation to Assure Benefits Payable to Beneficiaries are Incidental  . . . .  83
         12.5    Restrictions in the Event of Death . . . . . . . . . . . . . . . . . . . . . .  83
         12.6    Compliance with Regulations    . . . . . . . . . . . . . . . . . . . . . . . .  84
         12.7    Delayed Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84

ARTICLE 13  TOP-HEAVY PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
         13.1    Priority over Other Plan Provisions  . . . . . . . . . . . . . . . . . . . . .  84
         13.2    Definitions Used in this Article . . . . . . . . . . . . . . . . . . . . . . .  85
         13.3    Minimum Allocation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
         13.4    Modification of Aggregate Benefit Limit  . . . . . . . . . . . . . . . . . . .  91
         13.5    Minimum Vesting  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92

ARTICLE 14  ADOPTION OF PLAN BY CONTROLLED GROUP MEMBERS  . . . . . . . . . . . . . . . . . . .  93
         14.1    Adoption Procedure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  93
         14.2    Effect of Adoption by Controlled Group Member  . . . . . . . . . . . . . . . .  94

ARTICLE 15  AMENDMENT OF THE PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  94
         15.1    Right of Company to Amend Plan . . . . . . . . . . . . . . . . . . . . . . . .  94
         15.2    Amendment Procedure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  95
         15.3    Effect on Employers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  95

ARTICLE 16  TERMINATION, PARTIAL TERMINATION AND
                 COMPLETE DISCONTINUANCE OF CONTRIBUTIONS . . . . . . . . . . . . . . . . . . .  95
         16.1    Continuance of Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  95
         16.2    Complete Vesting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
         16.3    Disposition of the Trust Fund  . . . . . . . . . . . . . . . . . . . . . . . .  96
         16.4    Withdrawal by a Controlled Group Member  . . . . . . . . . . . . . . . . . . .  97

ARTICLE 17  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  98
         17.1    Reversion Prohibited . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  98
         17.2    Bonding, Insurance and Indemnity . . . . . . . . . . . . . . . . . . . . . . .  99
         17.3    Merger, Consolidation or Transfer of Assets  . . . . . . . . . . . . . . . . . 100
         17.4    Spendthrift Clause . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100
         17.5    Rights of Participants . . . . . . . . . . . . . . . . . . . . . . . . . . . . 101
         17.6    Gender, Tense and Headings . . . . . . . . . . . . . . . . . . . . . . . . . . 101
         17.7    Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 101

                                     iii

                                OHM Corporation

                            RETIREMENT SAVINGS PLAN


                 OHM Corporation, a Delaware corporation, previously adopted this profit sharing plan effective November 16, 1988. The Plan is intended to qualify under Code sections 401(a) and 401(k). The Company and National City Bank have executed the OHM Corporation Retirement Savings Plan Trust Agreement, which provides for the investment and reinvestment of the assets of the Plan.
                 Words and phrases with initial capital letters used throughout the Plan are defined in Article 1.

                                   ARTICLE 1


                                  DEFINITIONS

                 1.1 "Account" and "Sub-Account" means the records maintained by the Trustee in the manner provided in Article 5 to determine the interest of each Participant in the assets of the Plan.

                 1.2 "After-Tax Contributions" means the contributions described as such in Section 3.1.

                 1.3 "Annuity Starting Date" means the first day of the first period for which an amount is payable as an annuity, or in the case of a benefit not payable in the form of an annuity (except for payments made pursuant to Section 7.3 of the Plan), the first day on which all events have occurred which entitle the Participant to such benefit.

                 1.4 "Before-Tax Contributions" means the contributions described as such in Section 3.1.

                 1.5 "Beneficiary" means the one or more persons or entities entitled to receive distribution of a Participant's interest in the Plan in the event of the Participant's death as provided in Article 8.

                 1.6 "Board of Directors" or "Board" means the Board of Directors of the Company.

                 1.7 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                 1.8 "Committee" or "Administrative Committee" means the Committee appointed under Article 10.

                 1.9 "Company" means OHM Corporation, a Delaware corporation.

                 1.10 "Company Stock" means the voting common stock of the Company.

                 1.11 "Company Stock Fund" means one of the Investment Funds which shall be invested in Company Stock.

                 1.12 "Compensation" means the earnings paid to an Employee by the Employer which are subject to reporting on Internal Revenue Service Form W-2, excluding, however, except as provided in the next sentence, contributions to or amounts paid to the Employee from this Plan or any other employee benefit plan. In addition, Compensation includes any Before-Tax Contributions or any other contributions made by the Employer on behalf of an Employee pursuant to a deferral election under an employee benefit plan containing a cash or deferred arrangement under Code section 401(k) or any amounts which would have been received as cash but for an election to receive benefits under a cafeteria plan meeting the requirements of Code section 125. For Plan Years beginning on or after January 1, 1989, and before January 1, 1994, the annual Compensation of each Participant taken into account for determining all benefits provided under the Plan for any Plan Year shall not exceed $200,000. This limitation shall be adjusted by the Secretary at the same time and in the same manner as under section 415(d) of the Code, except that the dollar increase in effect on January 1 of any calendar year is effective for Plan Years beginning in such calendar year and the first adjustment to the $200,000 limitation is effective on January 1, 1990. For Plan Years beginning on or after January 1, 1994, the annual Compensation of each Participant taken into account for determining all benefits provided under the Plan for any Plan Year shall not exceed $150,000, as adjusted for increases in the cost-of-living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any determination period beginning in such calendar year. If a determination period consists of fewer than 12 months the annual Compensation limit is an amount equal to the otherwise applicable annual Compensation limit multiplied by a fraction, the numerator of which is the number of months in the short determination period, and the denominator of which is 12. If Compensation for any prior determination period is taken into account in determining a Participant's allocations for the current Plan Year, the Compensation for such prior determination period is subject to the applicable annual Compensation limit in effect for that period. For this purpose, in determining allocations in Plan Years beginning on or after January 1, 1989, the annual Compensation limit in effect for determination periods beginning before that date is $200,000. In addition, in determining allocations in Plan Years beginning on or after January 1, 1994, the annual Compensation limit in effect for determination periods beginning before that date is $150,000. For purposes of the preceding sentence, in the case of a Highly Compensated Employee who is a 5-percent owner (as defined in Code section 416(i)(1)) or one of the ten most Highly Compensated

Employees, (a) such Highly Compensated Employee and the members of his or her family (as such term is hereinafter defined) will be treated as a single Employee and the Compensation of each member of the family will be aggregated with the Compensation of such Highly Compensated Employee, and (b) the limitation on Compensation shall be allocated among the Highly Compensated Employee and his or her family members in proportion to each individual's Compensation. For purposes of this Section, the term "family" will mean an Employee's spouse and lineal descendants who have not attained age 19 before the close of the year in question.

                 1.13 "Controlled Group" means the Company and any and all other corporations, trades and businesses, the employees of which, together with employees of the Company, are required, by the first sentence of subsection (b), by subsection (c), by subsection (m) or by subsection (o) of Code section 414 to be treated as if they were employed by a single employer.

                 1.14 "Controlled Group Member" means each corporation or unincorporated trade or business that is or was a member of the Controlled Group including the Company, but only during such period as it is or was such a member.

                 1.15 "Disability" or "Disabled" means disability for purposes of an Employee's eligibility to receive disability benefits under the long term disability plan of his or her Employer. An Employee who for any reason is not eligible to receive disability benefits under such Employer's long term disability plan will not be Disabled for purposes of this Plan.

                 1.16 "Effective Date" for this amended and restated Plan means January 1, 1994. The original effective date of the Plan was November 16, 1988.

                 1.17 "Election Period" means the period ending on the Annuity Starting Date and beginning not less than 30 days and not more than 90 days before the Annuity Starting Date.

                 1.18 "Eligibility Computation Period" means the period of 12 consecutive months beginning on the date an Employee first performs an Hour of Service and on each anniversary of that date.

                 1.19 "Employee" means any person who is employed by the Employer if their relationship is, for federal income tax purposes, that of employer and employee. "Employee" includes a "leased employee" of the Employer but only for purposes of the requirements of Code section 414(n)(3). For purposes of the preceding sentence, "leased employee" means any person who, pursuant to an agreement between the Employer and any other person ("leasing organization"), has performed services for the Employer on a substantially full time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the Employer. Contributions or benefits provided to a leased employee by the leasing organization which are attributable to services performed for the Employer will be treated as provided by the Employer. A leased employee will not be considered an Employee of the Employer, however, if (a) leased employees do not constitute more than 20 percent of the Employer's nonhighly compensated work force (within the meaning of Code section 414(n)(5)(C)(ii)) and

(b) such leased employee is covered by a money purchase pension plan maintained by the leasing organization that provides (1) a nonintegrated employer contribution rate of at least 10 percent of Compensation (2) immediate participation and (3) full and immediate vesting.

                 1.20 "Employer" means the Company and any Controlled Group Member which is designated as the Employer under the Plan by the Board of Directors.

                 1.21 "Enrollment Date" means the first day of each January, April, July and October. Effective January 1, 1995, Enrollment Date shall be the first day of each month.

                 1.22 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

                 1.23     Highly Compensated Employee" means:

                          (a)  Unless the Company elects one of the simplified
methods contained in Code Section 414(q)(12) or Revenue Procedure 93-42, for a particular Plan Year, any Employee (1) who, during the preceding Plan Year, (A) was at any time a 5-percent owner (as such term is defined in section 416(i)(1) of the Code), (B) received compensation from the Controlled Group in excess of $75,000 (as such amount may be adjusted for increases in the cost of living pursuant to regulations prescribed by the Secretary of the Treasury), (C) received compensation from the Controlled Group in excess of $50,000 (as such amount may be adjusted for increases in the cost of living pursuant to regulations prescribed by the Secretary of the Treasury) and was in the top-paid group of Employees for such Year, or (D) was at any time an officer (limited to no more than 50 Employees or, if lesser, the greater of 3 Employees or 10 percent of the Employees) and received compensation greater than 50 percent of the amount in effect under section 415(b)(1)(A) of the Code for such year, or (2) who during the particular Plan Year (but not the prior Plan Year) (A) was at any time a 5-percent owner (as such term is defined in section 416(i)(l) of the Code) or (B) was included in the foregoing clauses (a)(1)(B), (a)(1)(C) or (a)(1)(D) and was in the group consisting of the 100 Employees paid the greatest compensation by the Controlled Group during such Plan Year.

                          (b)  "Highly Compensated Employee" includes any
former Employee whose employment with the Controlled Group terminated prior to the relevant Plan Year and who was a Highly Compensated Employee for the Plan Year in which such employment terminated or for any Plan Year ending on or after the Employee's 55th birthday.

                          (c)  For the purposes of this Subsection, (1) the
term "compensation" shall mean an Employee's compensation within the meaning of section 415(c)(3) of the Code (determined without regard to sections 125, 402(a)(8) and 402(h)(1)(B) of the Code) and (2) the term "top-paid group of Employees" shall mean the group consisting of the top 20 percent of Employees when ranked on the basis of compensation paid by the Controlled Group during the Plan Year.

                 1.24 "Hours of Service" means each hour credited in accordance with the following rules:

                          (a)  Credit for Services Performed.  An Employee
shall be credited with one Hour of Service for each hour for which he or she is paid, or entitled to payment, by one or more Controlled Group Members for the performance of duties.

                          (b)  Credit for Periods in Which No Services Are
Performed. An Employee shall be credited with one Hour of Service for each hour for which he or she is paid, or entitled to payment, by one or more Controlled Group Members on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated); except that (i) no more than 501 Hours of Service shall be credited under this Subsection (b) to an Employee on account of any single continuous period during which he or she performs no duties (whether or not such period occurs in a single Plan Year), (ii) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed shall not be credited to the Employee if the payment is made or due under a plan maintained solely for the purpose of complying with applicable workers" compensation or unemployment compensation or disability insurance laws, (iii) Hours of Service shall not be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee. For purposes of this Subsection (b), an Employee shall be credited with Hours of Service on the basis of his or her regularly scheduled working hours per week (or per day if he or she is paid on a daily basis) or, in the case of an Employee without a regular work schedule, on the basis of 40

Hours of Service per week (or 8 Hours of Service per day if he or she is paid on a daily basis) for each week (or day) during the period of time during which no duties are performed; except that an Employee shall not be credited with a greater number of Hours of Service for a period during which no duties are performed than the number of hours for which he or she is regularly scheduled for the performance of duties during the period or, in the case of an Employee without a regular work schedule, on the basis of 40 Hours of Service per week (or 8 Hours of Service per day if he or she is paid on a daily basis).

                          (c)  Credit for Back Pay.  An Employee shall be
credited with one Hour of Service for each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by one or more Controlled Group Members; except that an hour shall not be credited under both Subsection (a) or (b), as the case may be, and this Subsection (c), and Hours of Service credited under this Subsection (c) with respect to periods described in Subsection (b) shall be subject to the limitations and provisions under Subsection (b).

                          (d)  Credit for Certain Absences.  If an Employee is
absent from work for any period by reason of the pregnancy of the Employee, by reason of the birth of a child of the Employee, by reason of the placement of a child with the Employee, or for purposes of caring for a child for a period beginning immediately following the birth or placement of that child, the Employee shall be credited with Hours of Service (solely for the purpose of determining whether the Employee has a One Year Break in

Service under the Plan) equal to (i) the number of Hours of Service which otherwise would normally have been credited to the Employee but for his or her absence, or (ii) if the number of Hours of Service under clause (i) is not determinable, 8 Hours of Service per normal workday of the absence, provided, however, that the total number of Hours of Service credited to an Employee under this Subsection (d) by reason of any pregnancy, birth or placement shall not exceed 501 Hours of Service. Hours of Service shall not be credited to an Employee under this Subsection (d) unless the Employee furnishes to the Committee such timely information as the Committee may reasonably require to establish that the Employee's absence from work is for a reason specified in this Subsection (d) and the number of days for which there was such an absence.

                          (e)  Manner of Counting Hours.  No hour shall be
counted more than once or be counted as more than one Hour of Service even though the Employee may receive more than straight-time pay for it. With respect to Employees whose compensation is not determined on the basis of certain amounts for each hour worked during a given period and for whom hours are not required to be counted and recorded by any federal law (other than ERISA), Hours of Service shall be credited on the basis of 10 Hours of Service daily, 45 Hours of Service weekly, 95 Hours of Service semi-monthly, or 190 Hours of Service monthly, if the Employee's compensation is determined on a daily, weekly, semi-monthly or monthly basis, respectively, for each period in which the Employee would be credited with at least one Hour of

Service under this Section. Except as otherwise provided in Subsection (d), Hours of Service shall be credited to Eligibility Computation Periods and Plan Years in accordance with the provisions of 29 C.F.R. Section 2530.200b-2, which provisions are incorporated in this Plan by reference.

                          (f)  If the Employer maintains the plan of a
predecessor employer, service with such predecessor employer will be treated as service for the Employer.

                 1.25     "Investment Funds" means the Funds described in
Section 5.1.

                 1.26 "Matching Employer Contributions" means the contributions described in Section 4.1.

                 1.27 "Net Profits" means the amount of the Employer's current and accumulated earnings as determined under accounting principles adopted by the Employer and consistently applied, without regard to whether the Employer has current or accumulated earnings and profits for federal income tax purposes, and determined before the deduction of federal or state income taxes and contributions to the Plan.

                 1.28 "One Year Break in Service" means an Eligibility Computation Period in which an Employee fails to complete more than 500 Hours of Service.

                 1.29 "Participant" means an Employee or former Employee who has met the applicable eligibility requirements of Article 2 and who has not yet received a distribution of the entire amount of his or her vested interest in the Plan.

                 1.30 "Plan" means the OHM Corporation Retirement Savings Plan, the terms of which are set forth herein, as amended or restated from time to time.

                 1.31 "Plan Year" means the period with respect to which the records of the Plan are maintained, which shall be the 12-month period beginning on January 1 and ending on December 31.

                 1.32 "Profit Sharing Contributions" means the contributions described in Section 4.4.

                 1.33 "Qualified Plan" means an employee benefit plan that is qualified under Code section 401(a).

                 1.34 "Rollover Contribution" means a contribution to the Plan by an Employee of all or part of the amounts distributed to such Employee from a Qualified Plan, but only if such contribution qualifies as a rollover contribution described in sections 402(a)(5), 403(a)(4) or 408(d)(3) of the Code.

                 1.35 "Salary Reduction Agreement" means an arrangement made under the Plan pursuant to which an Employee agrees to reduce, or to forego an increase in, his or her Compensation and the Employer agrees to contribute to the Trust the amount so reduced or foregone as a Before-Tax Contribution.

                 1.36 "Trust Agreement" means the agreement or agreements executed by the Company and the Trustee which establishes a trust fund to provide for the investment, reinvestment, administration and distribution of contributions made under the Plan and the earnings thereon, as amended from time to time.

                 1.37 "Trust Fund" means the assets of the Plan held by the Trustee pursuant to the Trust Agreement.

                 1.38 "Trustee" means the one or more individuals or organizations who have entered into the Trust Agreement as Trustee(s), and any duly appointed successor.

                 1.39 "Valuation Date" means the date with respect to which the Trustee determines the fair market value of the assets comprising the Trust Fund or any portion thereof. The Valuation Dates shall be the last business day of each month.

                 1.40 "Year of Service" means an Eligibility Computation Period in which an Employee completes at least 1,000 Hours of Service.

                                   ARTICLE 2

                                 PARTICIPATION

                 2.1 Eligibility to Participate. Each Employee who is eligible to be a Participant in the Plan as of the Effective Date of this amended and restated Plan shall remain eligible to be a Participant in the Plan as of the Effective Date. Each Employee who is not a Participant in the Plan as of the Effective Date will be eligible to become a Participant in the Plan on the Enrollment Date following the date the Employee both attains age 21 and completes one Year of Service, provided the Employee is employed by the Employer on that date.

                 2.2 Commencement of Participation. An Employee eligible to participate under Section 2.1 will be notified of his or her eligibility for participation in the Plan by the Committee. Any Employee so notified may enroll as a Participant in the Plan as of the Enrollment Date coinciding with the date of the Employee's initial eligibility (or on any subsequent Enrollment Date) by filing with the Committee at least 15 days before the Enrollment Date an enrollment form prescribed by the Committee, which form shall include (i) the desired effective date of participation in the Plan, (ii) the Employee's agreement, commencing on or after the effective date of participation in the Plan, to have his or her Employer make Before-Tax Contributions for the Employee to the Trust Fund and/or the Employee's election, commencing on or after the effective date of participation in the Plan, to make After-Tax Contributions to the Trust Fund, (iii) the Employee's authorization to his or her Employer to reduce his or her Compensation for each pay period, commencing on or after the effective date of participation in the Plan, by the amount of any designated Before-Tax and/or After-Tax Contributions and to pay the same to the Trust Fund, and (iv) the Employee's direction that the Before-Tax Contributions and After-Tax Contributions made by or for the Employee be invested in any one or more of the Investment Funds in the manner permitted under Section 5.5.

                 2.3      Exclusions from Participation.

                          (a)     Ineligible Employees.  An Employee who is
otherwise eligible to participate in the Plan will not become or continue as an active Participant if (i) the Employee is covered by a collective bargaining agreement that does not expressly provide for participation in the Plan, provided that the representative of the Employees with whom the collective bargaining agreement is executed has had an opportunity to bargain concerning retirement benefits for those Employees; (ii) the Employee is a nonresident alien who receives no earned income (within the meaning of Code section 911(d)(2)) from the Employer which constitutes income from sources within the United States (within the meaning of Code section 861(a)(3)); (iii) the Employee is a leased employee required to be treated as an Employee under Code section 414(n); (iv) the Employee is employed by a Controlled Group Member that has not been designated as an Employer by the Board; or (v) the Employee is then on an approved leave of absence without pay or in the service of the armed forces of the United States.

                          (b)     Exclusion after Participation.  A Participant
who becomes ineligible under Subsection (a) will continue to receive credit for Hours of Service for purposes of determining the Participant's vested interest in his or her Account, but during the period of ineligibility will not be eligible to have Before-Tax Contributions, After Tax Contributions, Matching Employer Contributions, or Profit Sharing Contributions made to the Trust Fund.

                          (c)     Participation after Exclusion.  An Employee
or Participant who is excluded from active participation will be eligible to participate in the Plan on the first day the Employee is no longer described in Subsection (a) and is credited with one or more Hours of Service by the Employer, provided that the Employee has otherwise met the requirements of
Section 2.1. Such an Employee or Participant may commence or resume participation in the Plan on the first Enrollment Date following the date the Employee becomes eligible to participate provided that the Employee files with the Committee at least 15 days before such Enrollment Date an enrollment form described in Section 2.2. This Subsection will apply to an Employee who returns from an approved leave of absence or from military leave only if the Employee returns to employment with the Employer immediately following the expiration of the leave of absence or, in the case of an Employee on military leave, during the period in which reemployment rights are guaranteed by law.

                 2.4 Reemployment Provisions. If an Employee who has satisfied the eligibility requirements of Section 2.1 terminates employment and is later reemployed by the Employer, the Employee will again be eligible to become a Participant in the Plan on the first Enrollment Date after his or her reemployment. If an Employee terminates employment prior to satisfying the eligibility requirements contained in Section 2.1, the Employee will be eligible to participate in the Plan on the Enrollment Date following the date such eligibility requirements are satisfied.

                                   ARTICLE 3

                     BEFORE-TAX AND AFTER-TAX CONTRIBUTIONS

                 3.1      Amount of Contributions.  Upon enrollment pursuant to
Section 2.2, a Participant will (i) agree pursuant to a Salary Reduction Agreement to have his or her Employer make Before-Tax Contributions to the Trust through equal pay period reductions of up to 15% of the Participant's compensation (in 1% increments) and/or (ii) elect to make After-Tax Contributions to the Trust through equal percentage payroll deductions of up to that percentage of compensation (in 1% increments) that does not exceed 15% of the Participant's compensation minus the percentage of compensation that the Participant elected to contribute to the Plan as a Before-Tax Contribution. If a Participant's Before-Tax Contributions and/or After-Tax Contributions must be reduced to comply with the requirements of Sections 3.6, 3.7 or 3.8 of the Plan or the requirements of applicable law, the Participant's Before-Tax Contributions and/or After-Tax Contributions as so reduced will be the maximum percentage of the Participant's compensation permitted by such Section or law notwithstanding the foregoing provisions of this Section requiring that Before-Tax Contributions and After-Tax Contributions be made in 1% increments of compensation. For purpose of this Section, the term compensation shall mean a Participant's total wages from the controlled Group determined without regard to contributions made to this Plan or amounts withheld from wages under any other plan subject to sections 401(k) or 125 of the Code.

                 3.2 Payments to Trustee. Before Tax Contributions and/or After-Tax Contributions that are to be made through payroll deductions will be withheld from a Participant's Compensation each pay period pursuant to the Participant's authorization and will be transmitted to the Trustee as soon as practicable, but in any event not later than 30 days after the end of the calendar month in which the pay period for which such Contributions are withheld ends.

                 3.3 Changes in Contributions. The percentage or percentages designated by a Participant pursuant to Section 3.1 shall continue in effect, notwithstanding any changes in the Participant's Compensation. A Participant may, however, in accordance with the percentages permitted by
Section 3.1, change the percentage of his or her Before-Tax Contributions and/or his or her After-Tax Contributions effective as of any Enrollment Date upon at least 15 days prior written notice filed with the Committee.

                 3.4      Suspension and Resumption of Contributions.

                          (a)     Suspension of Before-Tax Contributions.  A
Participant may suspend his or her Before-Tax Contributions effective as of any date upon at least 15 days prior written notice filed with the Committee. A Participant who has suspended his or her Before-Tax Contributions may, upon at least 15 days prior written notice filed with the Committee, resume making such Before-Tax Contributions as of any Enrollment Date if the Participant is then employed by the Employer and has again enrolled pursuant to Sections 2.2 and 3.1.

                          (b)     Suspension of After-Tax Contributions.  A
Participant may suspend his or her After-Tax Contributions effective as of any date upon at least 15 days prior written notice filed with the Committee. A Participant who has suspended his or her After-Tax Contributions may, upon at least 15 days prior written notice filed with the Committee, resume making such After-Tax Contributions as of any Enrollment Date if the

Participant is then employed by the Employer and has again enrolled pursuant to Sections 2.2 and 3.1.

                 3.5      Excess Deferrals.

                          (a)  Limit on Before-Tax Contributions.
Notwithstanding the foregoing provisions of this Article III, a Participant's Before-Tax Contributions for any taxable year of such Participant shall not exceed the maximum amount permitted as a Before-Tax Contribution under Code section 402(g). Except as otherwise provided in this Section, a Participant's Before-Tax Contributions for purposes of this Section shall include (i) any employer contribution made under any qualified cash or deferred arrangement as defined in Code section 401(k) to the extent not includable in gross income for the taxable year under Code section 402(a)(8) (determined without regard to Code section 402(g)), (ii) any employer contribution to the extent not includable in gross income for the taxable year under Code section 402(h)(1)(B) (determined without regard to Code section 402(g)) and (iii) any employer contribution to purchase an annuity contract under Code section 403(b) under a salary reduction agreement within the meaning of Code section 3121(a)(5)(D).

                          (b)     Distribution of Excess Deferrals.  In the
event that a Participant's Before-Tax Contributions exceed the amount described in Subsection (a) of this Section (hereinafter called the "excess deferrals"), such excess deferrals (and any income allocable thereto) will be distributed to the Participant by April 1 following the close of the taxable year in which such excess deferrals occurred if (and only if), by March 1 following the close of such taxable year the Participant (i) allocates the amount of such excess deferrals among the plans under which the excess deferrals were made and (ii) notifies the Committee of the portion allocated to this Plan.

                          (c)     Return of Matching Employer Contributions.
In the event that a Participant's Before-Tax Contributions under this Plan exceed the amount described in Subsection (a) of this Section, or in the event that a Participant's Before-Tax Contributions made under this Plan do not exceed such amount but the Participant allocates a portion of his or her excess deferrals to Before-Tax Contributions made to this Plan, Matching Employer Contributions, if any, made with respect to such Before-Tax Contributions (and any income applicable thereto) shall be forfeited and reallocated pursuant to
Section 6.3 of the Plan.

                 3.6      Excess Before-Tax Contributions.

                          (a)  Actual Deferral Percentage Test.
Notwithstanding the foregoing provisions of this Article, for any Plan Year,

                          (i) the actual deferral percentage (as defined in Subsection (b) of this Section) for the group of eligible Highly Compensated Employees (as defined in Subsection (c) of this Section) for such Plan Year shall not exceed the actual deferral percentage for all other eligible Employees (as defined in

                 Subsection (c) of this Section) for such Plan Year multiplied by 1.25, or

                          (ii) the excess of the actual deferral percentage for the group of eligible Highly Compensated Employees for such Plan Year over the actual deferral percentage for all other eligible Employees for such Plan Year shall not exceed 2 percentage points, and the actual deferral percentage for the group of eligible Highly Compensated Employees for such Plan Year shall not exceed the actual deferral percentage for all other eligible Employees for such Plan Year multiplied by 2.

If two or more plans which include cash or deferred arrangements are treated as one plan for purposes of Code section 410(b), such arrangements included in such plans shall be treated as one arrangement for the purposes of this Subsection; and if any eligible Highly Compensated Employee is a participant under two or more cash or deferred arrangements of the Controlled Group, all such arrangements shall be treated as one cash or deferred arrangement for purposes of determining the deferral percentage with respect to such eligible Highly Compensated Employee.

                          (b)  Definition of Actual Deferral Percentage.  For
the purposes of this Section, the actual deferral percentage for a specified group of eligible Employees for a Plan Year shall be the average of the ratios (calculated separately for each eligible Employee in such group) of (i) the amount of Before-Tax

Contributions and, at the election of the Employer, any qualified matching contributions or qualified nonelective contributions (within the meaning of Code Section 401(k)(3)(D)(ii) and Treasury Regulations issued thereunder) actually paid to the Trust Fund for each such eligible Employee for such Plan Year (including any "excess deferrals" described in Section 3.5) to (ii) the eligible Employee's Compensation for such Plan Year. In the case of a Highly Compensated Employee who is either a 5-percent owner (as such term is defined in section 416(i)(1) of the Code) or one of the ten Highly Compensated Employees paid the greatest Compensation during the Plan Year, (1) the Before-Tax Contributions and compensation of such Highly Compensated Employee will include the Before-Tax Contributions and Compensation of all members of the family group (as such term is hereinafter defined) for purposes of determining the actual deferral percentage of such Highly Compensated Employee, and (2) the Before-Tax Contributions and Compensation of all members of the family group shall be disregarded in determining the actual deferral percentages for all other eligible Employees. For purposes of this Section and
Section 3.7, the term "family group" shall mean an Employee's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants and descendants.

                          (c)  Definition of Eligible Employee.  For the
purposes of this Section and Section 3.7, the term "eligible" Employee or "eligible" Highly Compensated Employee means an Employee eligible to become a Participant under the provisions of

Article 2, and the phrases "group of eligible Highly Compensated Employees" and "all other eligible Employees" apply separately with respect to the relevant Employees of the Controlled Group.

                          (d)  Treatment of Excess Contributions.  In the event
that excess contributions (as such term is hereinafter defined) are made to the Trust for any Plan Year, then, prior to March 15 of the following Plan Year,
(i) such excess contributions (and any income allocable thereto) shall be distributed to the eligible Highly Compensated Employees on the basis of the respective portions of the excess contributions attributable to each such eligible Employee, or (ii) such excess contributions shall be treated as After-Tax Contributions, provided that (A) the eligible Highly Compensated Employee elects such treatment, and (B) the excess contributions to be so treated in combination with the After-Tax Contributions actually made by the eligible Highly Compensated Employee for the Plan Year for which the excess contributions were made do not exceed the maximum amount of After-Tax Contributions permitted to be made by such Employee under the terms of the Plan (without regard to the provisions of Section 3.7). For the purposes of this Subsection, the term "excess contributions" shall mean, for any Plan Year, the excess of (i) the aggregate amount of Before-Tax Contributions actually paid to the Trust on behalf of eligible Highly Compensated Employees for such Plan Year over (ii) the maximum amount of such Before-Tax Contributions permitted for such Plan Year under Subsection (a) of this Section, determined by reducing Before-Tax Contributions made on behalf of eligible

Highly Compensated Employees in order of the actual deferral percentages (as defined in Subsection (b) of this Section) beginning with the highest of such percentages.

                          (e)  Excess Contributions Under Family Aggregation
Rules. Notwithstanding the provisions of Subsection (d) of this Section, in the case of a Highly Compensated Employee whose actual deferral percentage is determined under the family aggregation rules set forth in Subsection (b) of this Section, the actual deferral percentage shall be reduced in accordance with the leveling method and by allocating the excess contributions for the family group among the family group members in proportion to the Before-Tax Contributions of each family group member that is combined to determine the actual deferral percentage.

                          (f)  Return of Matching Employer Contributions.
Matching Employer Contributions made with respect to a Participant's excess contributions (and any income allocable thereto) shall be forfeited and reallocated pursuant to Section 6.3 of the Plan.

                 3.7      Excess Matching and After-Tax Contributions.

                          (a)  Contribution Percentage Test.  Notwithstanding
the foregoing provisions of this Article, for any Plan Year, the contribution percentage (as defined in Subsection (b) of this Section) for the group of eligible Highly Compensated Employees for such Plan Year shall not exceed the greater of:

                          (i) 125 percent of the contribution percentage for all other eligible Employees, or

                          (ii) the lesser of 200 percent of the contribution percentage for all other eligible Employees, or the contribution percentage for all other eligible Employees plus 2 percentage points.

                 If two or more plans to which matching contributions, employee after-tax contributions or before-tax contributions are made are treated as one plan for purposes of Code section 410(b), such plans shall be treated as one plan for purposes of this Subsection; and if any eligible Highly Compensated Employee participates in two or more plans of the Controlled Group to which such plans are made, all such plans shall be aggregated for purposes of this Subsection.

                          (b)  Definition of Contribution Percentage.  For the
purposes of this Section, the contribution percentage for a specified group of eligible Employees for a Plan Year shall be the average of the ratios (calculated separately for each eligible Employee in such group) of (i) the sum of the Matching Employer Contributions and After-Tax Contributions and, at the election of the Employer, any qualified nonelective contributions (within the meaning of Code section 401(m)(4)(C) and Treasury Regulations issued thereunder) paid under the Plan by or on behalf of each such eligible Employee for such Plan Year to (ii) the eligible Employee's Compensation for such Plan Year. In the case of a Highly Compensated Employee who is either a 5-percent owner (as such term is defined in section 416(i)(1) of the Code) or one of the ten Highly Compensated Employees paid the greatest Compensation during the Plan Year, (i) the Matching Employer Contributions and After-Tax Contributions and Compensation of such Highly Compensated Employee will include the Matching Employer Contributions and After-Tax Contributions and Compensation of all members of the family group (as such terms are defined in Section 3.6(b)) for purposes of determining the contribution percentage of such Highly Compensated Employee, and (ii) the Matching Employer and After-Tax Contributions and Compensation of all family members shall be disregarded in determining the contribution percentages for the groups of eligible Highly Compensated Employees and all other eligible Employees.

                          (c)  Treatment of Excess Aggregate Contributions.  In
the event that excess aggregate contributions (as such term is hereinafter defined) are made to the Trust for any Plan Year, then, prior to March 15 of the following Plan Year, such excess aggregate contributions (and any income allocable thereto) shall be distributed to the eligible Highly Compensated Employees on the basis of the respective portions of the excess aggregate contributions attributable to each such eligible Employee. For purposes of the preceding sentence, distributions of excess aggregate contributions will be made first from After-Tax Contribution for the Plan Year during which the excess aggregate contributions arise and second from Matching Employer

Contributions for such Plan Year. For the purposes of this Subsection, the term "excess aggregate contributions" shall mean, for any Plan Year, the excess of (i) the aggregate amount of the Matching Employer Contributions and After-Tax Contributions actually paid to the Trust Fund by or on behalf of eligible Highly Compensated Employees for such Plan Year over (ii) the maximum amount of such Matching Employer Contributions and After-Tax Contributions permitted for such Plan Year under Subsection (a) of this Section, determined by reducing Matching Employer Contributions and After-Tax Contributions made by or on behalf of eligible Highly Compensated Employees in order of their contribution percentages (as defined in Subsection (b) of this Section) beginning with the highest of such percentages. Excess aggregate contributions of Participants who are subject to the family member aggregation rules shall be allocated among the family members in proportion to the contributions of each family member that is combined to determine the combined contribution percentage or deferral percentage.

                          (d)  Excess Aggregate Contributions Under Family
Aggregation Rules. Notwithstanding the provisions of Subsection (c) of this Section, in the case of a Highly Compensated Employee whose contribution percentage is determined under the family aggregation rules set forth in Subsection (b) of this Section, the contribution percentage shall be reduced in accordance with the leveling method and by allocating the excess aggregate contributions for the family group among family group members in proportion to the Matching Employer Contributions and After-Tax

Contributions of each family group member that is combined to determine the contribution percentage.

                          (e)  Order of Determination.  The determination of
excess aggregate contributions under this Section shall be made after (i) first determining the excess deferrals under Section 3.5 and (ii) then determining the excess contributions under Section 3.6.

                 3.8      Multiple Use of the Alternative Limitation.

                          (a)  General Rule.  Notwithstanding the foregoing
provisions of this Article 3 or the provisions of Article 4, if, after the application of Sections 3.5, 3.6 and 3.7, the sum of the actual deferral percentage and the contribution percentage for the group of eligible Highly Compensated Employees exceeds the aggregate limit (as defined in Subsection (b) of this Section), then the contribution percentage of the group of eligible Highly Compensated Employees will be reduced (beginning with such Highly Compensated Employee whose contribution percentage is the highest) so that the aggregate limit is not exceeded. The amount by which each such Highly Compensated Employee's contribution percentage amount is reduced shall be treated as an excess aggregate contribution under Section 3.7(c). For purposes of this Section, the actual deferral percentage and contribution percentage of the eligible Highly Compensated Employees are determined after any reductions required to meet those tests under Sections 3.6 and 3.7. Notwithstanding the foregoing provisions of this Section, no reduction shall be required by this Subsection if either (i) the actual deferral percentage of the eligible Highly Compensated Employees does not exceed 1.25 multiplied by the actual deferral percentage of the eligible non-Highly Compensated Employees, or (ii) the contribution percentage of the eligible Highly Compensated Employees does not exceed 1.25 multiplied by the contribution percentage of the eligible non-Highly Compensated Employees.

                          (b)  Definition of Aggregate Limit.  For purposes of
this Section, the term "aggregate limit" means the sum of (i) 125% of the greater of (A) the actual deferral percentage of the eligible non-Highly Compensated Employees for the Plan Year, or (B) the contribution percentage of the eligible non-Highly Compensated Employees for the Plan Year, and (ii) the lesser of (A) 200%, or (B) two plus the lesser of such actual deferral percentage or contribution percentage. If it would result in a larger aggregate limit, the word "lesser" is substituted for the word "greater" in part (i) of this Subsection, and the word "greater" is substituted for the word "lesser" in part (ii) of this Subsection.

                          (c)  The multiple use of the alternative test
contained in Subsection (b) of this Section will be restricted as provided in Treasury Regulation 1.401(m)-2(b), which regulation is incorporated herein by reference.

                 3.9      Monitoring Procedures.

                          (a)  Monitoring Actual Deferral Percentages and
Contribution Percentages. In order to ensure that at least one of the actual deferral percentages specified in Section 3.6, at least one of the contribution percentages specified in Section

3.7, and the aggregate limit specified in Section 3.8 are satisfied for each Plan Year, the Company will monitor (or cause to be monitored) the amount of Before-Tax Contributions, Matching Employer Contributions and After-Tax Contributions being made to the Plan by or for each eligible Employee during each Plan Year. In the event that the Company determines that neither of such actual deferral percentages or neither of such contribution percentages will be satisfied for a Plan Year, and if the Company in its sole discretion determines that it is necessary or desirable, the Before-Tax Contributions and/or the Matching Employer Contributions and After-Tax Contributions made thereafter by or for each eligible Highly Compensated Employee may be reduced (pursuant to non-discriminatory rules adopted by the Company) to the extent necessary to decrease the actual deferral percentage and/or the contribution percentage for eligible Highly Compensated Employees for such Plan Year to a level which satisfies either of the actual deferral percentages, either of the contribution percentages, and/or the aggregate limit. In the case of Section 3.7, such reductions will be made first in the After-Tax Contributions, if any, to be made by the eligible Highly Compensated Employees.

                          (b)     Preventing Excess Deferrals.  In order to
prevent excess deferrals (as such term is defined in Section 3.5(b) to the Plan for any taxable year for any Participant, the Company will monitor (or cause to be monitored) the amount of Before-Tax Contributions being made to the Plan for each Participant during each taxable year and will take action

(pursuant to non-discriminatory rules adopted by the Company) to prevent Before-Tax Contributions made for any Participant under the Plan for any taxable year from exceeding the maximum amount applicable under Section 3.5(a).

                          (c)  Coordination of Actions.  The actions permitted
by this Section are in addition to, and not in lieu of, any other actions that may be taken pursuant to Sections 3.5, 3.6, 3.7 or 3.8 or that may be permitted by applicable law or regulation in order to ensure that the limitations described in Sections 3.5, 3.6, 3.7 or 3.8 are met.

                 3.10 Rollover Contribution. Any Employee may make a Rollover Contribution to the Plan if such contribution is $1,000 or more. A Rollover Contribution must be designated as such by the Employee at the time it is made and must be made in cash. An Employee who makes a Rollover Contribution to the Plan shall not otherwise become a Participant in the Plan until the Employee has satisfied the eligibility requirements contained in Section 2.1. An Employee who makes a Rollover Contribution to the Plan must select an investment option pursuant to Section 5.5 and the Rollover Contribution shall be so invested as of the next Enrollment Date. Thereafter, the Rollover Contribution shall be subject to the transfer provisions of Section 5.6 and the distribution and withdrawal provisions of Articles 7 and 8 of the Plan. Until a Rollover Contribution is invested as directed by the Employee, the Trustee will invest such amounts in a fixed income fund or its equivalent maintained pursuant to Section 3.1.

                                   ARTICLE 4

                             EMPLOYER CONTRIBUTIONS

                 4.1 Amount of Matching Employer Contributions. Subject to the provisions of the Plan and Trust Agreement, the Employer may, in its discretion, contribute an amount (the "Matching Employer Contributions") to the Trust, on account of each contribution period, out of its Net Profits during such contribution period for its Employees who are entitled to participate in the Employer's Matching Employer Contributions for such period pursuant to
Section 4.3; provided, however, that if the Employer does not have Net Profits for a contribution period, the Employer may make a contribution to the Plan without regard to the current or accumulated profits of the Employer for the contribution period. Notwithstanding any provision of the Plan to the contrary, the Employer's Matching Employer Contributions to the Trust on account of any Plan Year shall not exceed the amount that would be deductible for such Year for purposes of Federal taxes on income under applicable provisions of the Code and shall be made on the condition that such Contributions are deductible under applicable provisions of the Code. For purposes of this Article, contribution period shall mean each calendar month.

                 4.2 Time of Matching Employer Contributions. The Employer will make its Matching Employer Contributions to the Trust for the contribution periods occurring within any Plan Year no later than the time prescribed by law (including extensions thereof) for filing the Employer's Federal income tax return for the fiscal year of the Employer in which ends the Plan Year for which the contributions are made. Matching Employer Contributions shall be applied to the contribution period or periods designated by the Employer at the time such Matching Employer Contributions are made.

                 4.3      Allocation of Matching Employer Contributions.

                          (a)     Each Participant in the Plan shall be
eligible to share in the allocation of Matching Employer Contributions made by the Employer to the Plan for any contribution period and also will be eligible to share in the allocation of any forfeitures of Matching Employer Contributions that occur during such contribution period. Subject to the provisions of Section 3.5(c), 3.6(f) and 3.7(c), the Employer's Matching Employer Contributions will be allocated and credited to the Accounts of Participants in the following manner:

                          (i) Matching Employer Contributions and forfeitures of Matching Employer Contributions, if any, first shall be allocated and credited to the Account of each Participant in the Plan according to each Participant's respective Before-Tax Contributions to the Plan for the contribution period, until each Participant has received an amount equal to sixty percent (60%) of the first two percent (2%) of Compensation that such Participant contributed to the Plan as a Before-Tax Contribution for the contribution period;

                          (ii) Any additional Matching Employer Contributions and forfeitures of Matching Employer Contributions, if any, next shall be allocated and credited to the Account of each Participant in the Plan according to each such eligible Employee's respective Before-Tax Contributions to the Plan for the contribution period, until each Participant has received an amount equal to fifty percent (50%) of the Before-Tax Contributions contributed to the Plan in excess of two percent (2%) but not in excess of six percent (6%) of the Participant's Compensation contributed to the Plan for the contribution period.

                          (iii) Any additional Matching Employer Contributions and forfeitures of Matching Employer Contributions, if any, next shall be allocated and credited to the Account of each eligible Employee of the Employer, with each such Employee being credited with a portion of such Employer's Matching Employer Contributions equal to the respective Before-Tax Contributions of all such eligible Employees for the contribution period.

                          (b)  The Board may from time to time pass a
resolution changing the method of allocation contained in this Section to any other method of allocation that does not discriminate in favor of Highly Compensated Employees and is permitted by relevant sections of the Code and regulations promulgated thereunder. Such resolution, if passed, shall be treated as an amendment to the Plan and shall be attached to and included as a part of the Plan. Such resolution, if passed, shall apply only to allocations of Matching Employer Contributions that are made in the specified calendar quarter or calendar quarters which begin after the date on which the resolution is passed.

                 4.4 Amount of Profit Sharing Contributions. Subject to the provisions of the Plan and Trust Agreement, the Employer may, in its discretion contribute an amount (the "Profit Sharing Contributions") to the Trust on account of each Plan Year, out of its Net Profits during such Plan Year for its Employees who are eligible to participate in the Plan pursuant to
Section 2.1; provided, however, that if the Employer does not have Net Profits for a Plan Year, the Employer may make a contribution to the Plan without regard to the current or accumulated profits of the Employer for the Plan Year. Notwithstanding any provision of the Plan to the contrary, the Employer's Profit Sharing Contributions to the trust for any Plan Year shall in no event exceed the amount that would be deductible for such year for purposes of federal taxes on income under applicable provisions of the Code.

               4.5 Time of Profit Sharing Contributions. The Employer will make its Profit Sharing Contributions to the Trust no later than the time prescribed by law (including extensions thereof) for filing the Employer's Federal income tax return for the fiscal year of the Employer in which ends the Plan Year for which the contributions are made.

               4.6 Allocation of Profit Sharing Contributions. The Employer's Profit Sharing Contributions and any forfeitures of Employer Profit Sharing Contributions will be allocated and credited to the Account of each Employee of the Employer who is eligible to participate in the Plan pursuant to
Section 2.1, with a portion of such Employer's Profit Sharing Contribution equal to the respective Compensation of each such Employee for the Plan Year or part of the Plan Year in which they are eligible Employees.

               4.7 Classification of Employer Contributions. At the time the Employer makes a contribution to the Plan pursuant to this Article, the Employer shall specify whether such contribution is an Employee Matching Contribution or a Profit Sharing Contribution.

               4.8 Return of Contributions to the Employer. Except as provided in Section 17.1, the Trust Fund shall never inure to the benefit of the Employer and shall be held for the exclusive purposes of providing benefits to Employees, Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan.

               4.9 Limitation on Allocations. Article 11 sets forth certain rules under Code section 415 that limit the amount of contributions that may be allocated to a Participant's Account for a Plan Year.

                                   ARTICLE 5

                                  INVESTMENTS

               5.1 Investment Funds. The Trust Fund will be divided into Investment Funds, which shall include a Company Stock Fund and other funds to be chosen by the Trustee with the consent of the Committee. Subject to the provisions of the Plan and Trust Agreement, the Trustee will hold, manage, administer, value, invest, reinvest, account for and otherwise deal with each Investment Fund separately. The Trustee will invest and reinvest the principal and income of each such Fund and will keep each such Fund invested, without distinction between principal and income, as required under the terms of the Plan and Trust Agreement. Dividends, interest and other distributions received by the Trustee in respect of each Investment Fund will be reinvested in the same Fund. The Trustee in its sole discretion may keep such portion of each Investment Fund in cash or cash equivalents pending the selection and purchase of suitable investments under each such Fund or as the Trustee may from time to time deem to be advisable to maintain sufficient liquidity to meet the obligations of the Plan or for other reasons, and the Trustee will not be liable for interest on uninvested funds.

               5.2 Account; Sub-Account. The Committee will establish and maintain, or cause to be established and maintained, an Account for each Participant, which Account will reflect, pursuant to Sub-Accounts established and maintained thereunder, the amount, if any, of the Participant's (i) Before-Tax Contributions, (ii) After-Tax Contributions, (iii) Matching Employer Contributions and (iv) Profit-Sharing Contributions and (v) Rollover Contributions. The Committee will also maintain, or cause to be maintained, separate records which will show (A) the portion of each such Sub-Account invested in each Investment Fund and (B) the amount of contributions thereto, payments and withdrawals therefrom and the amount of income, expenses, gains and losses attributable thereto. The interest of each Participant in the Trust Fund at any time shall consist of the Participant's Account balance as of the last preceding Valuation Date plus credits and minus debits to such Account since that Date.

               5.3 Reports. The Committee shall cause reports to be made quarterly to each Participant and to the Beneficiary of each deceased Participant as to the value of his or her Account and the amount of his or her vested interest therein.

               5.4        Valuation of Investment Funds.

                          (a)     Time and Manner of Valuation.  The Trustee
will, as of the close of business on each Valuation Date, determine the value of each Investment Fund. Each such valuation will be made on the basis of the market value (as determined by the Trustee) of the assets of each Fund, except that property which the Trustee determines does not have a readily determinable market value will be valued at fair market value as determined by the Trustee in such manner as it deems appropriate, and the Trustee's determination of such value will be conclusive on all interested persons for all purposes of the Plan. A similar valuation will be made at any other time upon the written direction of the Committee to the Trustee or when the Trustee deems it appropriate to make such a valuation.

                          (b)     Determining Net Gain or Loss.  The Trustee
will determine, from the change in value of each Investment Fund between the current Valuation Date and the then last preceding Valuation Date, the net gain or loss of each such Fund during such period resulting from expenses and realized and unrealized earnings, profits and losses of the Fund during such period. For this purpose, the transfer of funds to or from an Investment Fund pursuant to Sections 5.5 and 5.6, Before-Tax Contributions, After-Tax Contributions, Matching Employer Contributions, Profit Sharing Contributions and Rollover Contributions allocated to an Investment Fund, and payments, distributions and withdrawals from an Investment Fund to provide benefits under the Plan for Participants or Beneficiaries will not be deemed to be earnings, profits, expenses or losses of the Investment Fund.

                          (c)     Allocating Net Gain or Loss.  After each
Valuation Date, the net gain or loss of each Investment Fund determined pursuant to Subsections (a) and (b) of this Section shall be allocated as of such Valuation Date to the Accounts of Participants and Beneficiaries of deceased Participants in proportion to the amounts of such Accounts invested in each Fund on such Valuation Date. In determining the amounts of Accounts on a Valuation Date for the purposes of this Subsection (c), the Committee will adopt rules to the effect that in determining the allocation of the net gain or loss of each Investment Fund for any such period there will be counted, on a proportionate basis, contributions to or distributions from, or other credits or debits to, the Accounts of Participants and Beneficiaries since the beginning of such period to the extent the amounts so distributed or debited were in such Fund during such period. Such rules will be uniform in their application to all persons who are similarly situated.

               5.5 Investment Options. All Profit Sharing Contributions will be invested by the Trustee at the direction of the Committee. Each Participant will, by written direction to the Committee, direct that all Before-Tax Contributions, After-Tax Contributions, Matching Employer Contributions and Rollover Contributions made by or for the Participant be invested in one or more of the Investment Funds in multiples of 5%. An investment option selected by a Participant will remain in effect and be applicable to all subsequent Before-Tax Contributions, After-Tax Contributions, Matching Employer Contributions and Rollover Contributions made by or for the Participant unless and until an investment change is made by the Participant and becomes effective pursuant to Section 5.6. In the absence of an effective investment direction, Before-Tax Contributions, After-Tax Contributions, Matching Employer Contributions and Rollover Contributions made to the Trust by or for a Participant will be invested in a fixed income fund or its equivalent maintained pursuant to Section 5.1.

               5.6 Change of Investment Option. Subject to any limitation imposed by the terms of an Investment Fund, a Participant may, as of any Enrollment Date, upon at least 15 days prior written notice filed with the Committee, change his or her investment option to any other option specified in
Section 5.5 with respect to all subsequent Before-Tax Contributions, After-Tax Contributions, Matching Employer Contributions and Rollover Contributions made by or for the Participant. In addition, subject to any limitation imposed by the terms of an Investment Fund, a Participant may, as of any Enrollment Date, upon at least 15 days prior written notice filed with the Committee, change his or her investment option to any other option specified in Section 5.5 with respect to all previous Before-Tax Contributions, After-Tax Contributions, Matching Employer Contributions and Rollover Contributions made by or for the Participant.

               5.7 Directions to Trustee. The Committee shall give appropriate and timely directions to the Trustee in order to permit the Trustee to give effect to the investment choice and investment change elections made under Sections 5.5 and 5.6 and to provide funds for distributions pursuant to Articles 7 and 8.

               5.8 No Guarantee. Neither the Employer, nor the Committee nor the Trustee guarantees the Participants or their Beneficiaries against loss or depreciation or fluctuation of the value of the assets of the Trust Fund.

                                   ARTICLE 6

                                    VESTING

               6.1        Determination of Vested Interest.

                          (a)  Before-Tax Contributions Sub-Account, After Tax
Contributions Sub-Account and Rollover Sub-Account. The interest of each Participant in his or her Before-Tax Contributions Sub-Account, After-Tax Contributions Sub-Account and Rollover Sub-Account will be 100% vested and nonforfeitable at all times.

                          (b)  Matching Contributions Sub-Account and Profit
Sharing Sub-Account. Effective January 1, 1994, the interest of each Participant in his or her Matching Employer Contributions Sub-Account and Profit Sharing Sub-Account shall become fully vested and nonforfeitable upon the completion of two Years of Service.

                          (c)  Accelerated Vesting.  A Participant's interest in
his or her Matching Employer Contributions Sub-Account and Profit Sharing Contributions Sub-Account will become 100% vested and nonforfeitable without regard to Years of Service (i) on the Participant's 65th birthday, (ii) on the Participant's death while the Participant is an Employee, or (iii) upon the Participant's Disability.

               6.2 Forfeiture of Nonvested Amounts. The nonvested amount in a Participant's Matching Employer Contributions Sub-Account will be forfeited on the last day of the month in which the Participant incurs the fifth of five consecutive One Year Breaks in Service. The nonvested amount in a Participant's

Profit Sharing Contribution Sub-Account will be forfeited on the last day of the Plan Year in which the Participant incurs the fifth of five consecutive One Year Breaks in Service. Prior to such time, if a terminated Participant receives a distribution of his or her vested Account, the Participant shall provisionally forfeit the nonvested portion of his or her Matching Employer Contributions Sub-Account and the nonvested portion of his or her Profit Sharing Contributions Sub-Account. Provisional forfeitures of Matching Employer Contributions shall be allocated to other Plan Participants pursuant to Section 6.3 of the Plan as of the last day of the contribution period in which such forfeiture occurs. Provisional forfeitures of Profit Sharing contributions shall be allocated to other Plan Participants pursuant to Section
6.3 of the Plan as of the last day of the Plan Year in which such forfeitures occur. If a terminated Participant whose nonvested Account has been provisionally forfeited is reemployed prior to the time the terminated Participant incurs five consecutive One Year Breaks in Service, his or her nonvested Account shall be reinstated, unadjusted by any subsequent gains or losses of the Trust Fund, as of the date of reemployment. If a Participant's Account is reinstated pursuant to the provisions of the preceding sentence, the source for such reinstatement shall be, at the discretion of the Company, forfeitures occurring in the year of reinstatement or a special contribution by the Employer.

               6.3 Allocation of Forfeited Amounts. The amount of a Participant's Matching Employer Contribution Account which is forfeited for a Plan Year will be treated as a Matching Employer Contribution and will be allocated as provided in Section 4.3 for the contribution period in which such forfeiture occurs. The amount of a Participant's Profit Sharing Contribution Account which is forfeited for a Plan Year will be treated as a Profit Sharing Contribution and will be allocated as provided in Section 4.6 of such Plan Year.

               6.4 Unclaimed Distribution. If the Committee cannot locate a person entitled to receive a benefit under the Plan within a reasonable period (as determined by the Committee in its discretion), the amount of the benefit will be treated as a forfeiture during the Plan Year in which the period ends. If, before final distributions are made from the Trust Fund following termination of the Plan, a person who was entitled to a benefit which has been forfeited under this Section makes a claim to the Committee or the Trustee for his or her benefits, the person will be entitled to receive, as soon as administratively feasible, a benefit in an amount equal to the value of the forfeited benefit on the date of forfeiture. This benefit will be reinstated first from forfeitures that would otherwise be allocated for the Plan Year in which the benefit is reinstated and then from Employer contributions for that Plan Year.

               6.5 Reemployment Provisions. If a Participant who has a vested and nonforfeitable right to all or a portion of his or her Matching Employer Contributions Sub-Account balance and Profit Sharing Sub-Account balance terminates employment and again becomes an Employee, Years of Service completed before reemployment will be included in determining his or her vested and nonforfeitable interest after the Participant again becomes an Employee. If any other Employee or Participant terminates employment and again becomes an Employee before incurring five consecutive One Year Breaks in Service, Years of Service completed before reemployment will be included in determining his or her vested and nonforfeitable interest in the Plan after he or she again becomes an Employee; but if he or she is reemployed after incurring five consecutive One Year Breaks in Service, Years of Service completed before reemployment will be disregarded for purposes of determining his or her vested and nonforfeitable interest after he or she again becomes an Employee.

                                   ARTICLE 7

                         DISTRIBUTIONS TO PARTICIPANTS

               7.1 Timing of Distributions. Distribution of a Participant's vested Account balance shall be made or commence within 60 days after the Valuation Date coinciding with or immediately following the Participant's termination of employment, provided, however, that if the Participant's vested Account balance exceeds, or ever exceeded as of any prior distribution, $3,500, distribution of the Participant's vested Account balance will not be made or commence prior to attainment of age 65 unless the Participant consents in writing to the distribution.

               7.2        Form of Distributions.

                          (a) Unless a Participant elects otherwise pursuant to
Subsection (b) or Subsection (c) of this Section, distribution of a Participant's vested account balance will be paid in a single lump sum payment.

                          (b)     A Participant may elect to receive his or her
benefit in quarterly installments over a period not to exceed ten years.

                          (c)     A Participant may elect to receive his or her
benefit in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is (1) in the case of an unmarried Participant, an annuity which provides for the payment to the Participant of a monthly annuity for the Participant's life and which is the actuarial equivalent of the value of the Participant's vested interest and, (2) in the case of a married Participant, an annuity which is the actuarial equivalent of the single life annuity to which the Participant would be entitled if the Participant was unmarried and which provides for payment to the Participant of a monthly annuity in a reduced amount for the Participant's life, and, after the Participant's death, payments during the surviving lifetime of the Participant's spouse at the rate of 50 percent of the reduced amount payable to the Participant.

                          (d)     The Employer shall provide the Participant
with the application form (which shall contain a general description of the optional forms of benefit available under the Plan) and such other information required to be provided under

Section 402(f) of the Code no less than 30 days and no more than 90 days before a distribution or withdrawal is to be made. Notwithstanding the foregoing, such distribution or withdrawal may commence less than 30 days after such form and information are provided to the Participant provided that: (1) the Employer clearly informs the recipient that he has the right to a period of at least 30 days after receiving the information to consider whether or not to elect a distribution or withdrawal (and, if applicable, a particular form of benefit), and (2) the recipient, after receiving the information, affirmatively elects the distribution of withdrawal.

                          (e)     Shares of Company Stock allocated to a
Participant's Account will be distributed in the form of whole shares plus cash for any fractional share, unless the Participant elects to receive the cash value of the shares.

               7.3        Direct Rollover Provisions.

                          (a)  General.  Notwithstanding any provision of the
Plan to the contrary, effective January 1, 1993, a Participant, or a Participant's former spouse who is an alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, who is otherwise eligible to receive a distribution from the Plan shall be entitled to elect, at the time and in the manner prescribed by the Committee, to have any portion of an "Eligible Rollover Distribution" paid directly to an "Eligible Retirement Plan" specified by the Participant in a direct rollover.

               (b) Eligible Rollover Distributions. For purposes of this Section, an Eligible Rollover Distribution is any distribution from the Plan other than (1) a distribution that is required under section 409(a)(9) of the Code and Section 12.3 of the Plan, and/or (2) the portion of any distribution that is not included in gross income as determined pursuant to the Code and Treasury Regulations.

               (c) Eligible Retirement Plan. For purposes of this Section, Eligible Retirement Plan means an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that will accept the Participant's Eligible Rollover Distribution.

               7.4        Withdrawal of Contributions.

                          (a)  Order of Withdrawals.  Upon not less than 30
days prior written notice filed with the Committee, effective as of the immediately following Valuation Date, a Participant who is an Employee may withdraw in cash all or a part of his or her Account as provided and in the order set forth below. To the extent required by law, the spouse of a Participant must consent to a withdrawal pursuant to this Section. A Participant may make only one withdrawal pursuant to this Section 7.4 per Plan Year.

                          (i) A Participant may withdraw all or a part of his or her After-Tax Contributions Sub-Account or Rollover Sub-Account at any time.

                          (ii) A Participant who has withdrawn 100% of his or her After-Tax Contributions Sub-Account and Rollover Sub-Account and who has been a Participant for at least five years may withdraw all or a part of his or her Profit-Sharing Contribution Sub-Account.

                          (iii) A Participant who has withdrawn 100% of his or her After-Tax Contributions Sub-Account, Rollover Sub-Account and Profit Sharing Contributions Sub-Account and who has been a Participant for at least five years may withdraw all or a part of his or her Matching Employer Contributions Sub-Account.

                          (iv) A Participant who is at least 59 1/2 years old who has withdrawn 100% of his or her After-Tax Contributions Sub-Account, Rollover Sub-Account, Matching Employer Contributions Sub-Account and Profit-Sharing Contributions Sub-Account may withdraw all or a part of his or her Before-Tax Contributions Sub-Account.

               7.5 Reemployment of Participant. If a Participant who terminated employment again becomes an Employee before receiving a distribution of his or her Account balance, no distribution from the Trust Fund will be made or continued while the Participant is an Employee, and amounts distributable to him or her on account of such termination will be held in the Trust Fund until the Participant is again entitled to a distribution under the Plan.

               7.6 Order of Distributions. Unless the Participant otherwise directs in writing on a form provided by the Committee, distributions (including withdrawals) will be made by the Trustee from the Investment Funds on a pro rata basis.

               7.7 Valuation of Accounts. A Participant's distributable Account balance will be valued as of the Valuation Date immediately preceding the date the Account is to be distributed, except that there will be added to the value of the Participant's Account the fair market value of any amounts allocated to the Participant's Account after that Valuation Date and subtracted from the value of the Participant's Account the amount of any distributions made from the Participant's Account after that Valuation Date.

               7.8        Loans to Participants.

                          (a)  Subject to the provisions of this Section and to
the loan procedures adopted by the Committee, a Participant may borrow an amount from his or her Before-Tax Contributions Sub-Account, After-Tax Contributions Sub-Account, Vested Matching Contributions Sub-Account, and/or Rollover Sub-Account in the Trust Fund which, when added to the outstanding balance of all other loans to the Participant from all qualified employer plans (as defined in Code section 72(p)(4)) of the Controlled Group does not exceed the lesser of (1) $50,000 reduced by the excess, if any, of (A) the highest outstanding balance of all other loans from qualified employer plans of the Controlled Group during the

1 year period ending on the day before the date on which such loan was made, over (B) the outstanding balance of loans from qualified employer plans of the Controlled Group on the date on which such loan was made, or (2) one-half of such Sub-Accounts. All such loans shall be secured by the borrowing Participant's interest in the Trust Fund and unless the Participant elects otherwise will be made pro rata from each Sub-Account.

                          (b)  A Participant desiring to make a loan hereunder
shall file an application with the Committee specifying the type of loan and amount desired. The Participant shall also furnish the Committee such additional information as it may request in order to be able to determine whether such loan should be granted. The Committee shall have complete discretion as to whether or not to grant a loan hereunder and as to the terms thereof, provided that its decisions shall be made on a uniform, non-discriminatory basis and in accordance with Subsection (c) below. No loan will be made hereunder unless, within the ninety day period prior to the making of the loan, the Participant consents in writing to the loan and to the possible reduction in his or her accrued benefit due to the use of his or her interest in the Trust Fund to secure the loan. If the Committee decides that a loan should be granted and that the requirements hereof have been met, the Committee shall direct the Trustee to make such loan, specifying to the Participant and the Trustee (A) the type of loan which has been granted, (B) the amount thereof, (C) the interest rate to be paid, (D) the time (and schedule of installments, if any) for repayment and (E) whether any additional security beyond the Participant's interest in the Trust Fund shall be required. No loan hereunder shall be for a term of longer than five years unless the loan proceeds are used to acquire a dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as the principal residence of the Participant.

                          (c)     Loans under this Section, (1) shall be made
available to all Participants on a reasonably equivalent basis, (2) shall not be available to highly-compensated Employees, officers or shareholders in an amount greater than the amount made available to other Employees, (3) shall be made in accordance with the provisions of this Section and in accordance with loan procedures adopted by the Committee, (4) shall bear a reasonable rate of interest, (5) shall provide for repayment within a specified period of time, and, in any event, upon termination (by death or otherwise) of the Participant's employment with the Controlled Group, (6) shall provide for substantially level amortization with payments not less frequently than quarterly and (7) shall be made only upon receipt of adequate security therefor.

               7.9 Distributions upon Plan Termination or Sale of Assets or a Subsidiary.

                          (a)  General Rule.  Notwithstanding any other
provision of this Plan, distribution of a Participant's vested Account Balance may be made or commence (as soon as administratively feasible) after the Valuation Date coinciding with or immediately following any of the following events, provided that the requirements of Subsection (b) of this Section are met:

                          (i) a termination of the Plan without establishment or maintenance of a successor plan (within the meaning of Treasury Regulation section 1.401(k)-1(d)(3) and interpretations thereof);

                          (ii) a sale or other disposition by a Controlled Group Member of substantially all of the assets (within the meaning of Treasury Regulation section 1.401(k)-1(d)(4)(iv)(A) and interpretations thereof) used in a trade or business to a purchaser that is not related to the seller; or

                          (iii) a sale or other disposition by a Controlled Group Member of the interest of such entity in a subsidiary (within the meaning of Code section 409(d)(3) and interpretations thereof) to a purchaser that is not related to the seller.

                          (b)  Limitations on Distributions in Connection with
the Sale of Assets or Subsidiary. A Participant's vested Account Balance may not be distributed under Subsections (a)(2) or (a)(3) of this Section unless such distribution:

                          (i) is made in connection with a sale or other
               distribution that results in the transfer of the Participant's employment to the purchaser, and such distribution may be made only with respect to a Participant who continues employment with the purchaser;

                          (ii) except in unusual circumstances, is made by the
               end of the second calendar year after the calendar year in which the sale or other disposition occurred; and

                          (iii) is made in the form of a lump sum distribution
               (within the meaning of Code section 402(e)(4), without regard to subparagraphs (A)(i) through (iv), (B) and (H) thereof).

In addition, a Participant's vested Account Balance may not be distributed under Subsections (a)(2) and (a)(3) of this Section unless the Controlled Group Member continues to maintain the Plan after the sale or other disposition and the purchaser does not maintain the Plan after the sale or other disposition (within the meaning of Treasury Regulation section 1.401(k)-1(d)(4)(i) and interpretations thereof).

                          (c)     Timing of Distributions.  Distributions made
pursuant to Subsections (a)(2) and (a)(3) of this Section shall be made by the end of the second calendar year after the end of the calendar year in which the disposition occurred. To the extent that a Participant's Account balance exceeds, or ever exceeded $3,500, a distribution pursuant to this Section will not be made unless the Participant consents in writing to the distribution.

               7.10 Restrictions on Distributions. Article 12 sets forth certain rules under various provisions of the Code relating to restrictions on distributions to Participants.

                                   ARTICLE 8

                         DISTRIBUTIONS TO BENEFICIARIES

               8.1 Designation of Beneficiary. Each Participant will have the right to designate a Beneficiary or Beneficiaries to receive his or her vested Account balances upon the Participant's death. The designation will be made on forms prescribed by the Committee and will be effective upon receipt by the Committee. A Participant will have the right to change or revoke any designation by filing a new designation or notice of revocation with the Committee, but the revised designation or revocation will be effective only upon receipt by the Committee.

               8.2 Consent of Spouse Required. A Participant who is married may not designate a Beneficiary other than, or in addition to, the Participant's spouse unless his or her spouse consents to the designation by means of a written instrument that is signed by the spouse, identifies the specific Beneficiary (including any class of Beneficiaries or any contingent Beneficiaries) elected, contains an acknowledgement by the spouse of the effect of the consent, and is witnessed by a member of the Committee (other than the Participant) or by a notary public. The designation will be effective only with respect to the consenting spouse, whose consent will be irrevocable. A Beneficiary designation to which a spouse has consented under this Section will be effective only if its states that it may not be changed by the Participant, other than to designate the spouse as the Beneficiary, without spousal consent, unless the spouse's prior consent expressly permits Beneficiary designations by the Participant without any further consent of the spouse, in which case the prior consent will be effective as to subsequent changes only if it acknowledges that the spouse has the right to limit consent to a specific Beneficiary, and states that the spouse voluntarily elects to relinquish such right.

               8.3 Failure to Designate Beneficiary. In the event a Participant has not designated a Beneficiary, or in the event no Beneficiary survives a Participant, the distribution of the Participant's vested Account balances upon the Participant's death will be made (a) to the Participant's spouse, if living, (b) if the Participant's spouse is not then living, to the Participant's then living issue by right of representation, (c) if neither the Participant's spouse nor the Participant's issue are then living, to the Participant's then living parents, and (d) if none of the above are then living, to the Participant's estate.

               8.4 Distributions to Beneficiaries. Distribution of a Participant's vested Account balances to the Participant's Beneficiary will be made as soon as practicable after the Participant's death. The Participant's Account balances will be valued as of the Valuation Date immediately preceding the date the Accounts are to be distributed to the Participant's Beneficiary, except that there will be added to the value of the Participant's Accounts the fair market value of any amounts allocated to the Participant's Accounts under Article 3 and Article 4 after that Valuation Date.

               8.5        Form of Distributions.

                          (a)     Unless a Beneficiary elects otherwise
pursuant to Subsection (b) or Subsection (c) of this Section, distribution of a deceased Participant's vested Account balance will be paid to the Participant's Beneficiary in a single lump sum payment.

                          (b)     A Beneficiary may elect to receive the
distribution of the Participant's vested Account balance in quarterly installments over a period not to exceed ten years.

                          (c)     The Employer shall provide the Beneficiary
with the application form (which shall contain a general description of the optional forms of benefit available under the Plan) and such other information required to be provided under Section 402(f) of the Code no less than 30 days and no more than 90 days before a distribution or withdrawal is to be made. Notwithstanding the foregoing, such distribution or withdrawal may commence less then 30 days after such form and information are provided to the Beneficiary, provided that: (1) the Employer clearly informs the recipient that he has the right to a period of at least 30 days after receiving the information to consider whether or not to elect a distribution or withdrawal (and, if applicable, a particular form of benefit), and (2) the recipient, after receiving the information, affirmatively elects the distribution or withdrawal.

               8.6 Restrictions on Distributions. Notwithstanding any of the foregoing, distributions to Beneficiaries shall be subject to various restrictions under the Code set forth in Article 12.

               8.7        Direct Rollover Provisions.

                          (a)     General.  Notwithstanding any provision of
the Plan to the contrary, effective January 1, 1993, a Participant's surviving spouse who is otherwise eligible to receive a distribution from the Plan shall be entitled to elect, at the time and in the manner prescribed by the Committee, to have any portion of an "Eligible Rollover Distribution" paid directly to an "Eligible Retirement Plan" specified by the Participant's surviving spouse in a direct rollover.

                          (b)     Eligible Rollover Distributions.  For
purposes of this Section, an Eligible Rollover Distribution is any distribution from the Plan other then (1) a distribution that is required under section 409(a)(9) of the Code and Section 12.3 of the Plan, and/or (2) the portion of any distribution that is not included in gross income as determined pursuant to the Code and Treasury Regulations.

                          (c)     Eligible Retirement Plan.  For purposes of
this Section, Eligible Retirement Plan means an individual retirement account described in section 408(a) of the Code or an individual retirement annuity described in section 408(b) of the Code.

                                   ARTICLE 9

                         RULES REGARDING COMPANY STOCK

               9.1 Voting Company Stock. Before each annual or special meeting of its shareholders, the Company will cause to be sent to each Participant and Beneficiary who has Company Stock allocated to his or her Account on the record date of such meeting a copy of the proxy solicitation material therefor, together with a form requesting confidential instructions on how to vote the shares of Company Stock allocated to his or her Account. Upon receipt of such instructions, the Trustee shall vote the shares allocated to such Participant's or Beneficiary's Accounts as instructed. The Trustee shall vote shares of Company Stock for which it does not receive instructions in the manner directed by the Committee. A Participant's right to instruct the Trustee with respect to voting shares of Company Stock will not include rights concerning (i) the exercise of any appraisal rights, dissenters" rights or similar rights granted by applicable law to the registered or beneficial holders of Company Stock or (ii) the choice of consideration to be received by shareholders in any transaction involving Company Stock. These matters will be decided by the Trustee in its discretion.

               9.2 Sale of Company Stock. Subject to the rights of Participants in a tender offer as described in Section 9.3, the Trustee shall not sell shares of Company Stock, provided that the Committee may direct the Trustee to sell shares of Company Stock to any person, including the Company, provided that any sale to the Company or other "disqualified person" within the meaning of

Code section 4975 or "party in interest" within the meaning of ERISA section 3(14) is made at a price which is not less than adequate consideration as defined in ERISA section 3(18) and no commission is charged with respect to the sale.

               9.3 Tender Offer for Company Stock. In the event of a tender offer for shares of Company Stock subject to section 14(d)(1) of the Securities Exchange Act of 1934 or subject to Rule 13e-4 promulgated under that Act (as those provisions may from time to time be amended or replaced by successor provisions of Federal securities laws), the Committee will advise each Participant who has shares of Company Stock credited to his or her Account in writing of the terms of the tender offer as soon as practicable after its commencement and will furnish each Participant with a form by which he or she may instruct the Trustee confidentially to tender shares credited to his or her Account. The Trustee will tender those shares it has been properly instructed to tender, and will not tender those shares which it has been properly instructed not to tender or for which no instructions are properly received. The Committee's advice to Participants will include notice that allocated shares for which no instructions are received will not be tendered and such related documents as are prepared by any person and provided to the shareholders of the Company pursuant to the Securities Exchange Act of 1934. The Committee may also provide Participants with such other material concerning the tender offer as the Committee in its discretion determines to be appropriate. A Participant's instructions to the Trustee to tender shares will not be deemed a withdrawal or suspension from the Plan or a forfeiture of any portion of the Participant's interest in the Plan. The number of shares to which a Participant's instructions apply will be the total number of shares credited to the Participant's Account, whether or not the shares are vested, as of the close of business on the day preceding the date on which the tender offer commences. The Committee will advise the Trustee of the commencement date of any tender offer and, until receipt of that advice, the Trustee will not be obligated to take any action under this Section. Funds received in exchange for tendered stock will be credited to the Account of the Participant whose stock was tendered and will be used by the Trustee to purchase Company Stock, if available on a national securities exchange, commencing on the earlier of the following dates: (i) the trading day following the first date on which the closing price of the Company Stock on a national securities exchange on which the Company Stock is then traded is within 20% of the closing price on the tenth trading day preceding the commencement date of the tender offer or (ii) the thirtieth trading day after the expiration date of the tender offer, of which date the Committee will advise the Trustee. In the interim, the Trustee will invest such funds in short term investments permitted under the Trust Agreement.

                                   ARTICLE 10

                 ADMINISTRATION OF THE PLAN AND TRUST AGREEMENT

               10.1 Appointment of Committee Members. The Board will appoint an Administrative Committee consisting of at least three or more members, to hold office at the pleasure of the Board. Members of the Committee are not required to be Employees or Participants. Any member may resign by giving notice, in writing, filed with the Board.

               10.2 Officers and Employees of the Committee. The Committee will choose from its members a Chairman and a Secretary. The Secretary will keep a record of the Committee's proceedings and all dates, records and documents pertaining to the Committee's administration of the Plan. The Committee may employ and suitably compensate such persons or organizations to render advice with respect to the duties of the Committee under the Plan as the Committee determines to be necessary or desirable.

               10.3 Action of the Committee. Action of the Committee may be taken with or without a meeting of Committee members, provided that action will be taken only upon the vote or other affirmative expression of a majority of the Committee's members qualified to vote with respect to such action. The Chairman or the Secretary of the Committee may execute any certificate or other written direction on behalf of the Committee. In the event the Committee members qualified to vote on any question are unable to determine such question by a majority vote or other affirmative expression of a majority of the Committee members qualified to vote on such question, such question will be determined by the Board. A member of the Committee who is a Participant may not vote on any question relating specifically to himself or herself unless he or she is the sole member of the Committee.

               10.4 Expenses and Compensation. The expenses of the Committee properly incurred in the performance of its duties under the Plan will be paid from the Trust Fund, unless the Employer in its discretion pays such expenses. The members of the Committee will not be compensated for their services as Committee members.

               10.5 General Powers and Duties of the Committee. The Committee will have the full power and responsibility to administer the Plan and the Trust Agreement and to construe and apply their provisions. For purposes of ERISA, the Committee will be the named fiduciary with respect to the operation and administration of the Plan and the Trust Agreement. In addition, the Committee will have the powers and duties granted by the terms of the Trust Agreement. The Committee, and all other persons with discretionary control respecting the operation, administration, control, and/or management of the Plan, the Trust Agreement, and/or the Trust Fund, will perform their duties under the Plan and the Trust Agreement solely in the interests of Participants and their Beneficiaries.

               10.6 Specific Powers and Duties of the Committee. The Committee will administer the Plan and have all powers necessary to accomplish that purpose, including the following: (i) resolving all questions relating to the eligibility of Employees to become Participants, (ii) determining the amount of benefits payable to Participants or their Beneficiaries, and determining the time and manner in which such benefits are to be paid, (iii) authorizing and directing all disbursements by the Trustee from the Trust Fund, (iv) engaging any administrative, legal, medical, accounting, clerical, or other services it deems appropriate in administering the Plan or the Trust Agreement,
(v) construing and interpreting the Plan and the Trust Agreement and adopting rules for administration of the Plan and the Trust Agreement which are not inconsistent with the terms of such documents, (vi) compiling and maintaining all records it determines to be necessary, appropriate or convenient in connection with the administration of the Plan and the Trust Agreement, (vii) determining the disposition of assets in the Trust Fund in the event the Plan is terminated, and (viii) reviewing the performance of the Trustee with respect to the Trustee's administrative duties, responsibilities and obligations under the Plan and the Trust Agreement, reporting to the Board regarding such administrative performance of the Trustee, and recommending to the Board, if necessary, the removal of the Trustee and the appointment of a successor Trustee.

               10.7 Allocation of Fiduciary Responsibility. The Committee from time to time may allocate to one or more of its members and may delegate to any other persons or organizations any of its rights, powers, duties and responsibilities with respect to the operation and administration of the Plan and the Trust Agreement that are permitted to be delegated under ERISA. Any such allocation or delegation will be made in writing, will be reviewed periodically by the Committee, and will be terminable upon such notice as the Committee in its discretion deems reasonable and proper under the circumstances. Whenever a person or organization has the power and authority under the Plan or the Trust Agreement to delegate discretionary authority respecting the administration of the Plan or the Trust Fund to another person or organization, the delegating party's responsibility with respect to such delegation is limited to the selection of the person to whom authority is delegated and the periodic review of such person's performance and compliance with applicable law and regulations. Any breach of fiduciary responsibility by the person to whom authority has been delegated which is not proximately caused by the delegating party's failure to properly select or supervise, and in which breach the delegating party does not otherwise participate, will not be considered a breach by the delegating party.

               10.8 Information to be Submitted to the Committee. To enable the Committee to perform its functions, the Employer will supply full and timely information to the Committee on all matters relating to Employees and Participants as the Committee may require and will maintain such other records required by the Committee to determine the benefits due to Participants or their Beneficiaries under the Plan.

               10.9 Notices, Statements and Reports. The Company will be the "administrator" of the Plan as defined in ERISA section 3(16)(A) for purposes of the reporting and disclosure requirements imposed by ERISA and the Code. The Committee will assist the Company, as requested, in complying with such reporting and disclosure requirements.

               10.10       Claims Procedure.

                           (a)      Filing Claim for Benefits.  If a
Participant or Beneficiary does not receive the benefits which the Participant believes he or she is entitled to receive under the Plan, the Participant may file a claim for benefits with the Committee. All claims will be made in writing and will be signed by the claimant. If the claimant does not furnish sufficient information to determine the validity of the claim, the Committee will indicate to the claimant any additional information which is required.

                           (b)      Notification by the Committee.  Each claim
will be approved or disapproved by the Committee within 90 days following the receipt of the information necessary to process the claim. In the event the Committee denies a claim for benefits in whole or in part, the Committee will notify the claimant in writing of the denial of the claim. Such notice by the Committee will also set forth, in a manner calculated to be understood by the claimant, the specific reason for such denial, the specific Plan provisions on which the denial is based, a description of any additional material or information necessary to perfect the claim with an explanation of why such material or information is necessary, and an explanation of the Plan's claim review procedure as set forth in Subsection (c). If no action is taken by the Committee on a claim within 90 days, the claim will be deemed to be denied for purposes of the review procedure.

                           (c)      Review Procedure.  A claimant may appeal a
denial of his or her claim by requesting a review of the decision by the Committee or a person designated by the Committee, which person will be a named fiduciary under ERISA section 402(a)(2) for purposes of this Section. An appeal must be submitted in writing within six months after the denial and must
(i) request a review of the claim for benefits under the Plan, (ii) set forth all of the grounds upon which the claimant's request for review is based and any facts in support thereof, and (iii) set forth any issues or comments which the claimant deems pertinent to the appeal. The Committee or the named fiduciary designated by the Committee will make a full and fair review of each appeal and any written materials submitted in connection with the appeal. The Committee or the named fiduciary designated by the Committee will act upon each appeal within 60 days after receipt thereof unless special circumstances require an extension of the time for processing, in which case a decision will be rendered as soon as possible but not later than 120 days after the appeal is received. The claimant will be given the opportunity to review pertinent documents or materials upon submission of a written request to the Committee or named fiduciary, provided the Committee or named fiduciary finds the requested documents or materials are pertinent to the appeal. On the basis of its review, the Committee or named fiduciary will make an independent determination of the claimant's eligibility for benefits under the Plan. The decision of the Committee or named fiduciary on any claim for benefits will be final and conclusive upon all parties thereto. In the event the Committee or named fiduciary denies an appeal in whole or in part, it will give written notice of the decision to the claimant, which notice will set forth in a manner calculated to be understood by the claimant the specific reasons for such denial and which will make specific reference to the pertinent Plan provisions on which the decision was based.

               10.11 Service of Process. The Committee may from time to time designate an agent of the Plan for the service of legal process. The Committee will cause such agent to be identified in materials it distributes or causes to be distributed when such identification is required under applicable law. In the absence of such a designation, the Company will be the agent of the Plan for the service of legal process.

               10.12 Correction of Participants' Accounts. If an error or omission is discovered in the Accounts of a Participant, or in the amount distributed to a Participant, the Committee will make such equitable adjustments in the records of the Plan as may be necessary or appropriate to correct such error or omission as of the Plan Year in which such error or omission is discovered. Further, the Employer may, in its discretion, make a special contribution to the Plan which will be allocated by the Committee only to the Account of one or more Participants to correct such error or omission.

               10.13 Payment to Minors or Persons Under Legal Disability. If any benefit becomes payable to a minor or to a person under a legal disability, payment of such benefit will be made only to the conservator or the guardian of the estate of such person appointed by a court of competent jurisdiction or such other person or in such other manner as the Committee determines is necessary to ensure that the payment will legally discharge the Plan's obligation to such person.

               10.14 Uniform Application of Rules and Policies. The Committee in exercising its discretion granted under any of the provisions of the Plan or the Trust Agreement will do so only in accordance with rules and policies established by it which will be uniformly applicable to all Participants and Beneficiaries.

               10.15 Funding Policy. The Plan is to be funded through Employer contributions and earnings on such contributions; and benefits will be paid to Participants and Beneficiaries as provided in the Plan.

               10.16 The Trust Fund. The Trust Fund will be held by the Trustee for the exclusive benefit of Participants and Beneficiaries. The assets held in the Trust Fund will be invested and reinvested in accordance with the terms of the Trust Agreement, which is hereby incorporated into and made a part of the Plan. All benefits will be paid solely out of the Trust Fund, and no Employer will be otherwise liable for benefits payable under the Plan.

               10.17 Investment Managers. The Committee may, and shall have exclusive authority to, appoint, continue or discharge an Investment Manager of Investment Managers to manage all or any specified portion of the assets of the Plan subject to the following conditions:

                           (a)  The appointment of any person to serve in the
capacity of Investment Manager shall be by written agreement between such person and the Committee and such written agreement shall set forth the terms and conditions of such person's appointment, including, without limitation, the portion or portions of the Plan assets which such person is to manage;

                           (b)  No person shall be appointed to serve (or
continue to serve) as an Investment Manager who is not qualified (or who at any time during the period of his or her appointment is no longer qualified) under the terms of applicable law to serve in such capacity;

                           (c)  Upon appointment of a person as an Investment
Manager, the Committee shall promptly notify the Trustee in writing of the fact of the terms and conditions of such appointment and the Trustee may rely upon such appointment continuing in effect until the Trustee receives written notice from the Committee of the discharge of the Investment Manager or modification or amendment of the terms and conditions of the appointment of the Investment Manager;

                           (d)  During the period when the appointment of an
Investment Manager is in effect, the Investment Manager (and not the Trustee) shall, with respect to the investments over which the Investment Manager has control, have the applicable powers and be subject to the applicable duties and limitations conferred or imposed upon the Trustee by the Trust Agreement, except as such powers, duties and limitations may be altered by any agreement as to investment management entered into between the

Committee and the Investment Manager, but the Trustee shall make and accept such deliveries of securities and disburse and receive such funds to or from the Trust Fund as the Investment Manager may direct in writing; and

                           (e)  The Investment Manager shall receive such
reasonable compensation as may be agreed upon by it and the Committee, and upon the receipt of written instructions from the Committee as to any amount so approved, the Trustee shall make payment thereof to the Investment Manager from the Trust Fund held by it.

                                   ARTICLE 11

                         LIMITATIONS ON ALLOCATIONS TO
                             PARTICIPANTS' ACCOUNTS



               11.1 Priority over Other Allocation Provisions. The provisions set forth in this Article will supersede any conflicting provisions of the Plan.

               11.2 Definitions Used in this Article. The following words and phrases, when used with initial capital letters, will have the meanings set forth below.

                          (a)     "Annual Addition" means the sum of the
following amounts with respect to all Qualified Plans and Welfare Benefit Funds maintained by the Controlled Group Members:

                          (i) the amount of Controlled Group Member contributions with respect to the Limitation Year allocated to the Participant's account;

                          (ii) the amount of any forfeitures for the Limitation Year allocated to the Participant's account;

                          (iii) the amount, if any, carried forward pursuant to Section 11.4 or a similar provision in another Qualified Plan and allocated to the Participant's account;

                          (iv) the amount of a Participant's voluntary nondeductible contributions for the Limitation Year, provided, however, that the Annual Addition for any Limitation Year beginning before January 1, 1987 will not be recomputed to treat all of the Participant's nondeductible voluntary contributions as part of the Annual Addition;

                          (v) the amount allocated after March 31, 1984 to an individual medical benefit account (as defined in Code section 415(1)(2)) which is part of a pension or annuity plan; and

                          (vi) the amount derived from contributions paid or accrued after December 31, 1985 in taxable years ending after such date that are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code section 4l9A(d)(3)) under a Welfare Benefit Fund.

A Participant's Annual Addition will not include any nonvested amounts restored to his or her account following reemployment before incurring five consecutive One Year Breaks in Service, and a corrective allocation pursuant to Section
10.12 will be considered an Annual Addition for the Limitation Year to which it relates.

                          (b)     "Defined Benefit Dollar Limitation" means for
any Limitation Year, $90,000 or such amount as determined by the Commissioner of Internal Revenue under Code section 415(d)(1) as of the January 1 falling within such Limitation Year.

                          (c)     "Defined Benefit Fraction" means a fraction,
the numerator of which is the Projected Annual Benefit of a Participant under all Defined Benefit Plans maintained by a Controlled Group Member determined as of the close of the Limitation Year and the denominator of which is the lesser of (i) 140% of the Participant's average Includable Compensation that may be taken into account for the Limitation Year under Code section 415(b)(1)(B), or
(ii) 125% of the Defined Benefit Dollar Limitation, determined as of the close of the Limitation Year. If the Participant was a participant in a Defined Benefit Plan maintained by a Controlled Group Member in existence on July 1, 1982, or on May 6, 1986, the denominator of the Defined Benefit Fraction will not be less than 125% of the greater of the Participant's accrued Projected Annual Benefit under such plan as of the end of the last Limitation Year beginning before January 1, 1983, or the Participant's accrued Projected Annual Benefit of the end of the last Limitation Year beginning

January 1, 1987. The preceding sentence applies only if the Defined Benefit Plan satisfied the requirements of Code section 415 as in effect at the end of such Limitation Year.

                          (d)     "Defined Benefit Plan" means a Qualified Plan
other than a Defined Contribution Plan.

                          (e)     "Defined Contribution Dollar Limitation"
means for any Limitation Year, $30,000 or, if greater, 25% of the Defined Benefit Dollar Limitation for the same Limitation Year. If a short Limitation Year is created because of a Plan amendment changing the Limitation Year to a different 12-consecutive month period, the Defined Contribution Dollar Limitation for the short Limitation Year shall not exceed the amount determined in the preceding sentences multiplied by a fraction, the numerator of which is the number of months in the short Limitation Year and the denominator of which is 12.

                          (f)     "Defined Contribution Fraction" means a
fraction, the numerator of which is the sum of the Annual Additions allocated to the Participant's accounts for the applicable Limitation Year and each prior Limitation Year, and the denominator of which is the sum of the lesser of the following products for each Limitation Year in which the Participant was an Employee (regardless of whether a Defined Contribution Plan was in existence for such Limitation Year) (i) the Defined Contribution Dollar Limitation (determined for this purpose without regard to the provisions of Code section 415(c)(6)) effective for the Limitation Year multiplied by 125%, or (ii) 35% of the Participant's Includable Compensation for such Limitation Year.

                          (g)     "Defined Contribution Plan" means a Qualified
Plan described in Code section 414(i).

                          (h)     "Includable Compensation" means an Employee's
total wages from the Controlled Group as determined for purposes of Internal Revenue Service Form W-2, excluding, however: (i) moving expense reimbursements that are deductible by the Employee under Code section 217, (ii) contributions of Controlled Group Members to a simplified employee pension plan to the extent such contributions are deductible by the Employee and contributions of Controlled Group Members to any other plan of deferred compensation that are not includable in the Employee's gross income, (iii) distributions to the Employee from any plan of deferred compensation other than an unfunded, nonqualified plan of deferred compensation, (iv) amounts realized from the exercise of a nonqualified stock option, (v) amounts realized under Code section 83 with respect to restricted property that becomes freely transferable or is no longer subject to a substantial risk of forfeiture, (vi) amounts realized from the disposition of stock acquired under a qualified stock option within the meaning of Code section 422, and (g) any other amounts that receive special tax benefits within the meaning of section 1.415-2(d)(2) of the Treasury Regulations.

                          (i)     "Limitation Year" means the
12-consecutive-month period used by a Qualified Plan for purposes of computing the limitations on benefits and annual additions under Code section 415. The Limitation Year for this Plan is the Plan Year.

                          (j)     "Maximum Annual Addition" means with respect
to a Participant for any Limitation Year an amount equal to the lesser of (i) the Defined Contribution Dollar Limitation or (ii) 25% of the Participant's Includable Compensation.

                          (k)     "Projected Annual Benefit" means the annual
benefit (as defined in Code section 415(b)(2)) to which a Participant would be entitled under the terms of a Defined Benefit Plan maintained by a Controlled Group Member, assuming that the Participant will continue employment until his or her normal retirement age under the Defined Benefit Plan (or current age, if later) and that the Participant's Includable Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Defined Benefit Plan will remain constant for all future Limitation Years.

                          (l)     "Welfare Benefit Fund" means an organization
described in paragraph (7), (9), (17) or (20) of Code section 501(c), a trust, corporation or other organization not exempt from federal income tax, or to the extent provided in Treasury Regulations, any account held for an employer by any person, which is part of a plan of an employer through which the employer provides benefits to employees or their beneficiaries, other than a benefit to which Code sections 83(h), 404 (determined without regard to section 404(b)(2)) or 404A applies, or to which an election under Code section 463 applies.

               11.3 General Limitation. The Annual Addition of a Participant for any Limitation Year shall not exceed the Maximum Annual Addition. If, except for the application of this Section, the Annual Addition of a Participant for any Limitation Year would exceed the Maximum Annual Addition, the excess Annual Addition attributable to this Plan will not be allocated to the Participant's Account for the Plan Year included in such Limitation Year, but will be subject to the provisions of Section 11.4. The limitations contained in this Article will apply on an aggregate basis to all Defined Contribution Plans and all Defined Benefit Plans (whether or not any of such plans have terminated) established by the Controlled Group Members. If there is an excess Annual Addition for any Limitation Year, such excess shall be deemed to arise first from After-Tax Contributions made to the Plan during the Limitation Year. To the extent that the excess Annual Additions exceed the After-Tax Contributions made to the Plan during the Limitation Year, the excess shall be deemed to arise from unmatched Before-Tax Contributions made to the Plan during the Limitation Year. To the extent that the excess Annual Additions exceed the sum of the After-Tax Contributions and unmatched Before-Tax Contributions made to the Plan during the Limitation Year, the excess shall be deemed to arise from Matching Employer Contributions, if any, made to the Plan during the Limitation Year and then from Profit Sharing Contributions, if any, made to the Plan for the Limitation Year.

               11.4       Excess Allocations.

                          (a)     Participants Covered by One Defined
Contribution Plan. If the Participant is not covered under another Defined Contribution Plan or a Welfare Benefit Fund maintained by a Controlled Group Member during the Limitation Year and the amount otherwise allocable to the Participant's Account would exceed the Maximum Annual Addition, the contributions and forfeitures which would cause the Participant's Annual Addition to exceed the Maximum Annual Addition will be reduced by first returning any After-Tax Contributions and unmatched Before-Tax Contributions to the affected Participants. Any remaining excess will be successively allocated in the manner described in Section 4.3 (if such amounts are derived from Matching Employer Contributions) and Section 4.6 (if such amounts are derived from Profit Sharing Contributions) among the Accounts of eligible Participants whose Annual Additions do not exceed the Maximum Annual Addition. If, after such allocations have been made, there remain Employer contributions or forfeitures which cannot be allocated without causing the Annual Addition of a Participant to exceed the Maximum Annual Addition, the forfeitures which cause the Annual Addition to exceed the Maximum Annual Addition and the Employer contributions which result from a reasonable error in estimating the Participant's Includable Compensation or from any other limited facts and circumstances which the Commissioner of Internal Revenue finds justifiable under section 1.415-6(b)(6) of the Treasury Regulations and which cause the Participant's Annual Addition to exceed the Maximum

Annual Addition will be held in a suspense account in the Trust Fund to be carried forward and allocated in subsequent Limitation Years as provided in
Section 4.3 (if such excess is attributable to Matching Employer Contributions) or allocated in subsequent Limitation Years as provided in Section 4.6 (if such excess is attributable to Profit Sharing Contributions). Such suspense account will not participate in the allocation of the net income or net loss of the Trust Fund.

                          (b)     Participants Covered by Two or More Defined
Contribution Plans. If, in addition to this Plan, the Participant is covered under another Defined Contribution Plan or a Welfare Benefit Fund maintained by a Controlled Group Member during the Limitation Year, the following provisions will apply. The Annual Addition which may be credited to a Participant's Account under this Plan for any such Limitation Year will not exceed the Maximum Annual Addition reduced by the Annual Addition credited to a Participant's accounts under the other Defined Contribution Plans and Welfare Benefit Funds for the same Limitation Year. If the Annual Addition with respect to the Participant under the other Defined Contribution Plans and Welfare Benefit Funds maintained by a Controlled Group Member is less than the Maximum Annual Addition and the Employer contribution that would otherwise be contributed or allocated to the Participant's Account under this Plan would cause the Annual Addition for the Limitation Year to exceed the Maximum Annual Addition, the amount to be contributed or allocated to the Participant's Account under this Plan will be reduced so that the

Annual Addition under all such Defined Contribution Plans and Welfare Benefit Funds for the Limitation Year will equal the Maximum Annual Addition. If the aggregate Annual Addition with respect to the Participant under such other Defined Contribution Plans and Welfare Benefit Funds is equal to or greater than the Maximum Annual Addition, no amount will be contributed or allocated to the Participant's Account under this Plan for the Limitation Year. An excess Annual Addition will be reduced in the manner described in Subsection (c).

                          (c)     Reduction of Excess Allocations.  As soon as
is administratively feasible after the end of the Limitation Year, the Maximum Annual Addition for the Limitation Year will be determined on the basis of the Participant's Includable Compensation for the Limitation Year. If a Participant's Annual Addition under this Plan and the other Defined Contribution Plans and Welfare Benefit Funds maintained by Controlled Group Members would result in the Annual Addition exceeding the Maximum Annual Addition for the Limitation Year, the excess amount will be deemed to consist of the Annual Addition last allocated. In making this determination, the Annual Addition attributable to a Welfare Benefit Fund will be deemed to have been allocated first regardless of the actual date of allocation. If an excess amount was allocated to a Participant on an allocation date of this Plan that coincides with an allocation date of another plan, the excess amount attributed to this Plan will be the product of (i) the total excess amount allocated as of such date and (ii) the ratio of the Annual Addition allocated to the Participant for the

Limitation Year as of such date under this Plan to the total Annual Addition allocated to the Participant for the Limitation Year as of such date under this and all the other Defined Contribution Plans. Any excess amount attributed to this Plan will be disposed of in the manner described in Subsection (a).

               11.5 Aggregate Benefit Limitation. If a Controlled Group Member maintains, or at any time maintained, one or more Defined Benefit Plans covering any Participant in this Plan, the sum of the Defined Benefit Fraction and the Defined Contribution Fraction for any Limitation Year will equal no more than one (1.0). The provisions of the Defined Benefit Plans will govern the order of reduction of Annual Additions or benefit accruals necessary to meet this limitation. If the provisions of the Defined Benefit Plans are silent, the current Annual Addition under this Plan will be reduced first, and then the rate of accrual under the Defined Benefit Plans will be reduced, if necessary to meet this limitation. If the Defined Contribution Plans taken into account in determining the Participant's Annual Addition under this Article satisfied the requirements of Code section 415 as in effect for all Limitation Years beginning before January 1, 1987, an amount will be subtracted from the numerator of the Defined Contribution Fraction (not exceeding such numerator) as prescribed by the Secretary of the Treasury so that the sum of the Defined Contribution Fraction and the Defined Benefit Fraction does not exceed 1.0. For purposes of this Section, a Participant's voluntary nondeductible contributions to a Defined Benefit Plan will be treated as being part of a separate Defined Contribution Plan.

               11.6 Aggregation of Plans. For purposes of this Article, all Defined Benefit Plans ever maintained by a Controlled Group Member will be treated as one Defined Benefit Plan, and all Defined Contribution Plans ever maintained by a Controlled Group Member will be treated as one Defined Contribution Plan.

                                   ARTICLE 12

                        RESTRICTIONS ON DISTRIBUTIONS TO
                         PARTICIPANTS AND BENEFICIARIES

               12.1 Priority over Other Distribution Provisions. The provisions set forth in this Article will supersede any conflicting provisions of Article 7 or Article 8.

               12.2 Restrictions on Commencement of Distributions. The provisions of this Section will apply to restrict the Committee's ability to delay the commencement of distributions. Distribution of the Participant's vested interest in his or her Account will begin no later than the 60th day after the close of the Plan Year in which occurs the latest of (i) the date on which the Participant attains age 65, (ii) the tenth anniversary of the Plan Year in which the Participant began participation in the Plan, or (iii) the Participant's termination of employment.

               12.3 Restrictions on Delay of Distributions. The following provisions will apply to limit the delay of distribution of a Participant's benefits. Distribution of a Participant's entire vested and nonforfeitable interest will be made or commence not later than April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2.

               12.4 Limitation to Assure Benefits Payable to Beneficiaries are Incidental. Under any distribution option, the present value of payments projected to be paid to a Participant (or to the Participant and his or her spouse, if his or her spouse is the Beneficiary) will be more than 50% of the present value of the total benefit.

               12.5 Restrictions in the Event of Death. Upon the death of a Participant, the following distribution provisions will apply to limit the delay of distribution to a Beneficiary. If the Participant dies after distribution of his or her benefit has begun, the remaining portion of such benefit will be distributed to his or her Beneficiary at least as rapidly as under the method of distribution being used prior to the Participant's death; but if the Participant dies before distribution of his or her benefit commences, the entire benefit will be distributed to his or her Beneficiary no later than five years after the Participant's death, unless an individual who is a designated Beneficiary receives distributions in substantially equal installments over the Beneficiary's life or life expectancy beginning no later than one year after the Participant's death. If the designated Beneficiary is the Participant's surviving spouse, the date distributions are required to begin will not be earlier than the date on which the Participant would have attained age 70-1/2, and, if the spouse dies before payments begin, subsequent distributions will be made as if the spouse had been the Participant. Any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

               12.6 Compliance with Regulations. Distributions under the Plan to Participants or Beneficiaries shall be made in accordance with Treasury Regulations issued under Code section 401(a)(9).

               12.7 Delayed Payments. If the amount of a distribution required to begin on a date determined under the applicable provisions of the Plan cannot be ascertained by such date, or if it is not possible to make such payment on such date because the Committee has been unable to locate a Participant or Beneficiary after making reasonable efforts to do so, a payment retroactive to such date may be made no later than 60 days after the earliest date on which the amount of such payment can be ascertained or the date on which the Participant or Beneficiary is located (whichever is applicable).

                                   ARTICLE 13

                              TOP-HEAVY PROVISIONS

               13.1 Priority over Other Plan Provisions. If the Plan is or becomes a Top-Heavy Plan in any Plan Year, the provisions of this Article will supersede any conflicting provisions of the Plan. However, the provisions of this Article will not operate to increase the rights or benefits of Participants under the Plan except to the extent required by Code section 416 and other provisions of law applicable to Top-Heavy Plans.

               13.2 Definitions Used in this Article. The following words and phrases, when used with initial capital letters, will have the meanings set forth below.

                          (a)     "Defined Benefit Dollar Limitation" means the
limitation described in Section 11.2(b).

                          (b)     "Defined Benefit Plan" means a Qualified Plan
described in Section 11.2(d).

                          (c)     "Defined Contribution Dollar Limitation"
means the limitation described in Section 11.2(e).

                          (d)     "Defined Contribution Plan" means a Qualified
Plan described in Section 11.2(g).

                          (e)     "Determination Date" means for the first Plan
Year of the Plan the last day of the Plan Year and for any subsequent Plan Year the last day of the preceding Plan Year.

                          (f)     "Determination Period" means the Plan Year
containing the Determination Date and the four preceding Plan Years.

                          (g)     RESERVED.

                          (h)     "Key Employee" means any Employee or former
Employee who, at any time during the Determination Period was (i) an officer of a Controlled Group Member (limited to no more than 50 Employees, or, if lesser, the greater of 3 or 10 percent of the Employees) having an annual compensation greater than 50 percent of the dollar amount in effect under section 415(b)(1)(A) of the Code for any such Plan Year, (ii) one of the 10 Employees owning (or considered as owning within the meaning of section 318 of the Code) the largest interests in a Controlled Group Member and having annual compensation of more than the dollar amount in effect under section 415(c)(1)(A) of the Code, (iii) a 5-percent owner (as such term is defined in section 416(i)(1)(B)(i) of the Code) of a Controlled Group Member, or (4) a 1-percent owner (as such term is defined in Section 416(i)(1)(B)(ii) of the Code) of a Controlled Group Member having an annual compensation of more than $150,000. For purposes of clause (ii) of this Subsection, if two Employees have the same interest in a Controlled Group Member, the Employee having greater annual compensation from such Controlled Group Member shall be treated as having a larger interest. For purposes of determining the number of officers taken into account under clause (i) of this Subsection, Employees described in section 414(q)(8) of the Code shall be excluded. Effective for Plan Years beginning on or after January 1, 1989, for purposes of this Subsection, compensation has the meaning given such term by Code section 414(q)(7). The term "Key Employee" shall also include such Employee's Beneficiary in the event of the Employee's death.

                          (i)     "Minimum Allocation" means the allocation
described in the first sentence of Section 13.3(a).

                          (j)     "Permissive Aggregation Group" means the
Required Aggregation Group of Qualified Plans plus any other Qualified Plan or Qualified Plans of a Controlled Group Member which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code sections 401(a)(4) and 410 (including simplified employee pension plans).

                          (k)     "Present Value" means present value based
only on the interest and mortality rates specified in a Defined Benefit Plan.

                          (l)     "Required Aggregation Group" means the group
of plans consisting of (i) each Qualified Plan (including simplified employee pension plans) of a Controlled Group Member in which at least one Key Employee participates, and (ii) any other Qualified Plan (including simplified employee pension plans) of a Controlled Group Member which enables a Qualified Plan to meet the requirements of Code sections 401(a)(4) or 410.

                          (m)     "Top-Heavy Plan" means the Plan for any Plan
Year in which any of the following conditions exists: (i) if the Top-Heavy Ratio for the Plan exceeds 60% and the Plan is not a part of any Required Aggregation Group or Permissive Aggregation Group of Qualified Plans; (ii) if the Plan is a part of a Required Aggregation Group but not part of a Permissive Aggregation Group of Qualified Plans and the Top-Heavy Ratio for the Required Aggregation Group exceeds 60%; or (iii) if the Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of Qualified Plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

                          (n)     "Top-Heavy Ratio" means a fraction, the
numerator of which is the sum of the Present Value of accrued benefits and the account balances (as required by Code section 416) of all Key Employees with respect to such Qualified Plans as of the Determination Date (including any part of any accrued benefit or account balance distributed during the five-year period ending on the Determination Date including distributions under a terminated plan which if it had not been terminated would have been a member of the Required Aggregation Group that includes the Plan), and the denominator of which is the sum of the Present Value of the accrued benefits and the account balances (including any part of any accrued benefit or account balance distributed in the five-year period ending on the Determination Date including distributions under a terminated plan which if it had not been terminated would have been a member of the Required Aggregation Group that includes the Plan) of all Employees with respect to such Qualified Plans as of the Determination Date. The value of account balances and the Present Value of accrued benefits will be determined as of the most recent Top-Heavy Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Code section 416 for the first and second Plan Years of a Defined Benefit Plan. The account balances and accrued benefits of a participant who is not a Key Employee but who was a Key Employee in a prior year will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, transfers and contributions unpaid as of the Determination Date are taken into account will be made in accordance with Code section 416. Employee contributions described in Code section 219(e)(2) will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination

Dates that fall within the same calendar year. The accrued benefit of any Employee other than a Key Employee will be determined under the method, if any, that uniformly applies for accrual purposes under all Qualified Plans maintained by all Controlled Group Members and included in a Required Aggregation Group or a Permissive Aggregation Group or, if there is no such method, as if the benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code section 411(b)(1)(C). Notwithstanding the foregoing, the account balances and accrued benefits of any Employee who has not performed services for an employer maintaining any of the aggregated plans during the five-year period ending on the Determination Date will not be taken into account for purposes of this Subsection.

                          (o)     Top-Heavy Valuation Date means the last day
of each Plan Year.

               13.3       Minimum Allocation.

                          (a)     Calculation of Minimum Allocation.  For any
Plan Year in which the Plan is a Top-Heavy Plan, each Participant who is not a Key Employee will receive an allocation of Employer contributions and forfeitures of not less than the lesser of 3% of his or her Compensation for such Plan Year or, in the event that the Controlled Group Members maintain no Defined Benefit Plan which covers a Participant in this Plan, the percentage of Compensation that equals the largest percentage of Employer contributions and forfeitures allocated to a Key Employee expressed as a percentage of Compensation received by such Key

Employee in that Plan Year. The Minimum Allocation is determined without regard to any Social Security contribution. Compensation for this purpose shall be limited as provided in Section 1.12 of the Plan. The Minimum Allocation applies even though under other Plan provisions the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the Plan Year because (i) the non-Key Employee fails to make mandatory contributions to the Plan, (ii) the non-Key Employee's Compensation is less than a stated amount, or (iii) the non-Key Employee fails to complete 1,000 Hours of Service in the Plan Year.

                          (b)     Limitation on Minimum Allocation.  No Minimum
Allocation will be provided pursuant to Subsection (a) to a Participant who is not employed by a Controlled Group Member on the last day of the Plan Year.

                          (c)     Minimum Allocation When Participant is
Covered by Another Qualified Plan. If a Controlled Group Member maintains one or more other Defined Contribution Plans covering Employees who are Participants in this Plan, the Minimum Allocation will be provided under this Plan, unless such other Defined Contribution Plans make explicit reference to this Plan and provide that the Minimum Allocation will not be provided under this Plan, in which case the provisions of Subsection (a) will not apply to any Participant covered under such other Defined Contribution Plans. If a Controlled Group Member maintains one or more Defined Benefit Plans covering Employees who are Participants in this Plan, and such Defined Benefit Plans provide that Employees who are participants therein will accrue the minimum benefit applicable to top-heavy Defined Benefit Plans notwithstanding their participation in this Plan (making explicit reference to this Plan), then the provisions of Subsection (a) will not apply to any Participant covered under such Defined Benefit Plans. If a Controlled Group Member maintains one or more Defined Benefit Plans covering Employees who are Participants in this Plan, and the provisions of the preceding sentence do not apply, then each Participant who is not a Key Employee and who is covered by such Defined Benefit Plans will receive a Minimum Allocation determined by applying the provisions of Subsection (a) with the substitution of "5%" in each place that "3%" occurs therein.

                          (d)     Nonforfeitability.  The Participant's Minimum
Allocation required under this Section, to the extent required to be nonforfeitable under Code section 416(b) and the special vesting schedule provided in this Article, may not be forfeited under Code section 411(a)(3)(B) (relating to suspension of benefits on reemployment) or 411(a)(3)(D) (relating to withdrawal of mandatory contributions).

               13.4       Modification of Aggregate Benefit Limit.

                          (a)     Modification.  Subject to the provisions of
Subsection (b), in any Plan Year in which the Top-Heavy Ratio exceeds 60%, the aggregate benefit limit described in Article 11 will be modified by substituting "100%" for "125%" in Sections 11.2(c) and (f).

                          (b)     Exception.  The modification of the aggregate
benefit limit described in Subsection (a) will not be required if the Top-Heavy Ratio does not exceed 90% and one of the following conditions is met: (i) Employees who are not Key Employees do not participate in both a Defined Benefit Plan and a Defined Contribution Plan which are in the Required Aggregation Group, and the Minimum Allocation requirements of Section 13.4(a) are met when such requirements are applied with the substitution of "4%" for "3%"; (ii) The Minimum Allocation requirements of Section 13.3(c) are met when such requirements are applied with the substitution of "7-1/2%" for "5%".

               13.5       Minimum Vesting.

                          (a)     Required Vesting.  For any Plan Year in which
this Plan is a Top-Heavy Plan, the minimum vesting schedule set forth in Subsection (b) will automatically apply to the Plan to the extent it provides a higher vested percentage than the regular vesting schedule set forth in Article
6. The minimum vesting schedule applies to all Account balances including amounts attributable to Plan Years before the effective date of Code section 416 and amounts attributable to Plan Years before the Plan became a Top-Heavy Plan. Further, no reduction in vested Account balances may occur in the event the Plan's status as a Top-Heavy Plan changes for any Plan Year, and any change in the effective vesting schedule from the schedule set forth in Subsection (b) to the regular schedule set forth in Article 6 will be treated as an amendment subject to Section 15.1(iii). However, this Subsection does not apply to the Account balances





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
of any Employee who does not have an Hour of Service after the Plan has initially become a Top-Heavy Plan, and such Employee's Account balances will be determined without regard to this Section.

                          (b)     Minimum Vesting Schedule.

                                         Percentage Vested
               Years of Service          and Nonforfeitable
               ----------------          ------------------
               Less than 2                        0
               2 but less than 3                 20
               3 but less than 4                 40
               4 but less than 5                 60
               5 but less than 6                 80
               6 or more                        100


                                   ARTICLE 14

                              ADOPTION OF PLAN BY
                            CONTROLLED GROUP MEMBERS


               14.1 Adoption Procedure. Any Controlled Group Member may become an Employer under the Plan provided that (i) the Board approves the adoption of the Plan by the Controlled Group Member and designates the Controlled Group Member as an Employer; (ii) the Controlled Group Member adopts the Plan and Trust Agreement together with all amendments then in effect by appropriate resolutions of the board of directors of the Controlled Group Member; and (iii) the Controlled Group Member by appropriate resolutions of its board of directors agrees to be bound by any other terms and conditions which may be required by the Board, provided that such terms and conditions are not inconsistent with the purposes of the Plan.





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               14.2        Effect of Adoption by Controlled Group Member.  A
Controlled Group Member that adopts the Plan pursuant to this Article will be deemed to be an Employer for all purposes hereunder, unless otherwise specified in the resolutions of the Board designating the Controlled Group Member as an Employer. In addition, the Board may provide, in its discretion and by appropriate resolutions, that the Employees of the Controlled Group Member will receive credit for their employment with the Controlled Group Member prior to the date it became a Controlled Group Member for purposes of determining either or both the eligibility of such Employees to participate in the Plan and the vested and nonforfeitable interest of such Employees in their Account balances provided that such credit will be applied in a uniform and nondiscriminatory manner with respect to all such Employees.

                                   ARTICLE 15

                             AMENDMENT OF THE PLAN

               15.1 Right of Company to Amend Plan. The Company reserves the right to amend the Plan at any time and from time to time to the extent it may deem advisable or appropriate, provided that (i) no amendment will increase the duties or liabilities of the Trustee without its written consent; (ii) no amendment will cause a reversion of Plan assets to the Employer not otherwise permitted under the Plan; (iii) no amendment will have the effect of reducing the percentage of the vested and nonforfeitable interest of any Participant in his or her Account nor will the vesting provisions of the Plan be amended unless each Participant





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with at least three Years of Service is permitted to elect to continue to have the prior vesting provisions apply to him or her, within 60 days after the latest of the date on which the amendment is adopted, the date on which the amendment is effective, or the date on which the Participant is issued written notice of the amendment; and (iv) no amendment will be effective to the extent that it has the effect of decreasing a Participant's Account balance or eliminating an optional form of distribution as it applies to an existing Account balance.

               15.2 Amendment Procedure. Any amendment to the Plan will be made only pursuant to action of the Board. A certified copy of the resolutions adopting any amendment and a copy of the adopted amendment as executed by the Company will be delivered to the Committee and to the Trustee. Upon such action by the Board, the Plan will be deemed amended as of the date specified as the effective date by such Board action or in the instrument of amendment. The effective date of any amendment may be before, on or after the date of such Board action.

               15.3 Effect on Employers. Unless an amendment expressly provides otherwise, all Employers will be bound by any amendment to the Plan.

                                   ARTICLE 16

                      TERMINATION, PARTIAL TERMINATION AND
                    COMPLETE DISCONTINUANCE OF CONTRIBUTIONS

               16.1 Continuance of Plan. The Employer expects to continue the Plan indefinitely, but they do not assume an individual or collective contractual obligation to do so, and the right is reserved to the Company, by action of the Board, to





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terminate the Plan or to completely discontinue contributions thereto at any time.

               16.2 Complete Vesting. If the Plan is terminated, or if there is a complete discontinuance of contributions to the Plan by the Employer, the amounts allocated or to be allocated to the Accounts of all affected Participants will become 100% vested and nonforfeitable without regard to their Years of Service. For purposes of this Section, a Participant who has terminated employment and is not again an Employee at the time the Plan is terminated or there is a complete discontinuance of Employer contributions will not be an affected Participant entitled to full vesting if the Participant had no vested interest in his or her Account balance attributable to Employer contributions at his or her termination of employment. In the event of a partial termination of the Plan, the amounts allocable to the Accounts of those Participants who cease to participate on account of the facts and circumstances which result in the partial termination will become 100% vested and nonforfeitable without regard to their Years of Service. In the event of a transaction described in Section 7.8(a)(2) or 7.8(a)(3) of the Plan, the amounts allocable to the Accounts of all Plan Participants who could receive a distribution from the Plan as a result of such transaction will become 100% vested and nonforfeitable without regard to their Years of Service.

               16.3 Disposition of the Trust Fund. If the Plan is terminated, or if there is a complete discontinuance of contributions to the Plan, the Committee will instruct the





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
Trustee either (i) to continue to administer the Plan and pay benefits in accordance with the Plan until the Trust Fund has been depleted, or (ii) to distribute the assets remaining in the Trust Fund. If the Trust Fund is to be distributed, the Committee will make, after deducting estimated expenses for termination of the Trust Fund and distribution of its assets, the allocations required under the Plan as though the date of completion of the Trust Fund termination were a Valuation Date. The Trustee will distribute to each Participant the amount credited to his or her Account as of the date of completion of the Trust Fund termination.

               16.4 Withdrawal by a Controlled Group Member. A Controlled Group Member may withdraw from participation in the Plan or completely discontinue contributions to the Plan only with the approval of the Board. If any Controlled Group Member withdraws from the Plan or completely discontinues contributions to the Plan, a copy of the resolutions of the board of directors of the Controlled Group Member adopting such action, certified by the secretary of such board of directors and reflecting approval by the Board, will be delivered to the Committee as soon as it is administratively feasible to do so, and the Committee will communicate such action to the Trustee and to the Employees of the Controlled Group Member.





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
                                   ARTICLE 17

                                 MISCELLANEOUS

               17.1        Reversion Prohibited.

                           (a)      General Rule.  Except as provided in
Subsections (b), (c) and (d), it will be impossible for any part of the Trust Fund either (i) to be used for or diverted to purposes other than those which are for the exclusive benefit of Participants and their Beneficiaries (except for the payment of taxes and administrative expenses), or (ii) to revert to a Controlled Group Member.

                           (b)      Disallowed Contributions.  Each
contribution of the Employer under the Plan is expressly conditioned upon the deductibility of the contribution under Code section 404. If all or part of an Employer's contribution is disallowed as a deduction under Code section 404, such disallowed amount (reduced by any Trust Fund losses attributable thereto) may be returned by the Trustee to the Employer with respect to which the deduction was disallowed (upon the direction of the Committee) within one year after the disallowance.

                           (c)      Mistaken Contributions.  If a contribution
is made by an Employer by reason of a mistake of fact, then so much of the contribution as was made as a result of the mistake (reduced by any Trust Fund losses attributable thereto) may be returned by the Trustee to the Employer (upon direction of the Committee) within one year after the mistaken contribution was made.





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
                           (d)      Failure to Qualify.  In the event the
Internal Revenue Service determines that the Plan and the Trust Agreement, as amended by amendments acceptable to the Company, initially fail to constitute a qualified plan and establish a tax-exempt trust under the Code, then notwithstanding any other provisions of the Plan or the Trust Agreement, the contributions made by the Employer prior to the date of such determination shall be returned to the Employer and the Plan and Trust Agreement shall terminate.

               17.2        Bonding, Insurance and Indemnity.

                           (a)      Bonding.  To the extent required under
ERISA, the Employer will obtain, pay for and keep current a bond or bonds with respect to each Committee member and each Employee who receives, handles, disburses, or otherwise exercises custody or control of, any of the assets of the Plan.

                           (b)      Insurance.  The Employer, in its
discretion, may obtain, pay for and keep current a policy or policies of insurance, insuring the Committee members, the members of the board of directors of the Employer and other Employees to whom any fiduciary responsibility with respect to the administration of the Plan has been delegated against any and all costs, expenses and liabilities (including attorneys" fees) incurred by such persons as a result of any act, or omission to act, in connection with the performance of their duties, responsibilities and obligations under the Plan and any applicable law.

                           (c)      Indemnity.  If the Employer does not
obtain, pay for and keep current the type of insurance policy or policies





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
referred to in Subsection (b), or if such insurance is provided but any of the parties referred to in Subsection (b) incur any costs or expenses which are not covered under such policies, then the Employer will indemnify and hold harmless, to the extent permitted by law, such parties against any and all costs, expenses and liabilities (including attorneys fees) incurred by such parties in performing their duties and responsibilities under this Plan, provided that such party or parties were acting in good faith within what was reasonably believed to have been the best interests of the Plan and its Participants.

               17.3 Merger, Consolidation or Transfer of Assets. There will be no merger or consolidation of all or any part of the Plan with, or transfer of the assets or liabilities of all or any part of the Plan to, any other Qualified Plan unless each Participant who remains a Participant hereunder and each Participant who becomes a participant in the other Qualified Plan would receive a benefit immediately after the merger, consolidation or transfer (determined as if the other Qualified Plan and the Plan were then terminated) which is equal to or greater than the benefit they would have been entitled to receive under the Plan immediately before the merger, consolidation or transfer if the Plan had then terminated.

               17.4 Spendthrift Clause. The rights of any Participant or Beneficiary to and in any benefits under the Plan will not be subject to assignment or alienation, and no Participant or Beneficiary will have the power to assign, transfer or dispose of such rights, nor will any such rights to





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benefits be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. This Section will not apply to a "qualified domestic relations order". A "qualified domestic relations order" means a judgment, decree or order made pursuant to a state domestic relations law which satisfies the requirements of Code section 414(p).

               17.5 Rights of Participants. Participation in the Plan will not give any Participant the right to be retained in the employ of a Controlled Group Member or any right or interest in the Plan or the Trust Fund except as expressly provided herein.

               17.6 Gender, Tense and Headings. Whenever any words are used herein in the masculine gender, they will be construed as though they were also used in the feminine gender in all cases where they would so apply. Whenever any words used herein are in the singular form, they will be construed as though they were also used in the plural form in all cases where they would so apply. Headings of Articles, Sections and Subsections as used herein are inserted solely for convenience and reference and constitute no part of the Plan.

               17.7 Governing Law. The Plan will be construed and governed in all respects in accordance with applicable federal law and, to the extent not preempted by such federal law, in accordance with the laws of the State of Ohio.





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
       Executed this 20th day of December, 1994.

                                       OHM CORPORATION



                                       By: /s/ Pamela K.M. Beall
                                           ------------------------------------
                                           Treasurer


                                       By: /s/ Randall M. Walters
                                           ------------------------------------
                                           V.P. General Counsel & Secretary





                                      102